UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to 240.14a-12

Carroll Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 9, 2012

Dear Stockholder:

We cordially invite you to attend the 2012 Annual Meeting of Stockholders of Carroll Bancorp, Inc. (the “Company”), the parent company of Carroll Community Bank. The Annual Meeting will be held at Salerno’s Restaurant & Catering, 1043 Liberty Road, Eldersburg, Maryland, 21784 at 4:00 p.m. (Eastern Time), on April 16, 2012.

The enclosed Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions that stockholders may have.

Also enclosed for your review is our 2011 Annual Report to Stockholders on Form 10-K, which contains detailed information concerning the activities and operating performance of the Company.

It is important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you will be able to attend the Annual Meeting in person. On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

Your continued support of and interest in our Company are sincerely appreciated.

Sincerely,	Sincerely,

/s/ C. Todd Brown	/s/ Russell J. Grimes
C. Todd Brown	Russell J. Grimes
Chairman of the Board	President and Chief Executive Officer

Carroll Bancorp, Inc.

1321 Liberty Road

Sykesville, Maryland 21784

410-795-1900

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On April 16, 2012

Notice is hereby given that the 2012 Annual Meeting of Stockholders of Carroll Bancorp, Inc. (the “Company”) will be held at the Salerno’s Restaurant and Catering, 1043 Liberty Road, Eldersburg, Maryland, at 4:00 p.m. (Eastern Time) on April 16, 2012.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.	the election to the Board of Directors of (i) two directors, each for a three-year term ending at the annual meeting of stockholders to be held in 2015 and until their successors are duly elected and qualified, (ii) one director, for a three-year term ending at the annual meeting of stockholders to be held in 2015 and until a successor is duly elected and qualified, contingent upon expiration of the required 30-day regulatory notice period without objection, and (iii) one director, for a two-year term ending at the annual meeting of stockholders to be held in 2014 and until a successor is duly elected and qualified, contingent upon expiration of the required 30-day regulatory notice period without objection.

2.	ratification of the appointment of Stegman & Company as the independent registered public accounting firm for the Company for the year ending December 31, 2012;

3.	the approval of the Carroll Bancorp, Inc. 2011 Stock Option Plan;

4.	the approval of the Carroll Bancorp, Inc. 2011 Recognition and Retention Plan and Trust Agreement;

5.	a proposal to adjourn the meeting to a later date or dates, if necessary, to permit further solicitation of additional proxies in the event there are not sufficient votes at the time of the meeting to approve the matters to be considered by the stockholders at the Annual Meeting; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on February 21, 2012 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER FOR YOU TO VOTE PERSONALLY AT THE ANNUAL MEETING.

By Order of the Board of Directors

/s/ RUSSELL J. GRIMES
Sykesville, Maryland	Russell J. Grimes
March 9, 2012	President and Chief Executive Officer

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

Carroll Bancorp, Inc.

1321 Liberty Road

Sykesville, MD 21784

410-795-1900

2012 ANNUAL MEETING OF STOCKHOLDERS

April 16, 2012

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Carroll Bancorp, Inc. (the “Company”) to be used at the 2012 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at Salerno’s Restaurant & Catering, 1043 Liberty Road, Eldersburg, MD, at 4:00 p.m. (Eastern time) on April 16, 2012, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being mailed to stockholders on or about March 9, 2012.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON APRIL 16, 2012

The Proxy Statement for the annual meeting and Annual Report to Stockholders on Form 10-K for the year ended December 31, 2011 are available at http://www.cfpproxy.com/7072.

VOTING SECURITIES, VOTING PROCEDURES AND METHOD OF COUNTING VOTES

Holders of record of the Company’s common stock, par value $0.01 per share, as of the close of business on February 21, 2012 (the “Record Date”), are entitled to one vote for each share then held, except as described below. As of the Record Date, the Company had 359,456 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the issued and outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Broker non-votes and proxies marked ABSTAIN will be counted for purposes of determining that a quorum is present.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote “FOR” the election of each of the four nominees proposed by the Board of Directors, or to “WITHHOLD AUTHORITY” from each of the director nominees. Under Maryland law and our Articles of Incorporation and Bylaws, directors are elected by a plurality of shares voted at the Annual Meeting, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. In other words, the nominees to receive the greatest number of votes cast, up to the number of nominees up for election, will be elected. Abstentions and broker non-votes will not affect the outcome of the election of directors.

As to the ratification of the independent registered public accounting firm, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote “FOR” the proposal; (ii) vote “AGAINST” the proposal; or (iii) “ABSTAIN” from voting on the proposal. The affirmative vote of at least a majority of all votes cast at the Annual Meeting is sufficient for the ratification of the independent registered public accounting firm. Abstentions and broker non-votes are not included in calculating votes cast with respect to this proposal and will have no effect on the outcome of this proposal.

As to the approval of each of the Company’s 2011 Stock Option Plan and 2011 Recognition and Retention Plan and Trust Agreement, by checking the appropriate box, a stockholder may: (1) vote “FOR” the item; (ii) vote “AGAINST” the item; or (iii) “ABSTAIN” from voting on such item. Under applicable law, the approval of each of these matters requires a majority of the total votes eligible to be cast at the Annual Meeting. Because of the required vote, abstentions and broker non-votes will have the same affect as a vote against these proposals. For the same reason, the failure of any stockholder to vote by proxy or in person at the Annual Meeting will also have the effect of a vote against the proposals to approve the 2011 Stock Option Plan and the 2011 Recognition and Retention Plan and Trust Agreement.

The affirmative vote of a majority of the shares voted at the Annual Meeting is required to approve the adjournment of the Annual Meeting to solicit additional proxies, if necessary. Therefore, abstentions, the failure to vote and broker non-votes will have no effect on the outcome of the proposal to adjourn the Annual Meeting, if necessary (assuming a quorum is present).

In accordance with the provisions of the Company’s Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. Our Articles of Incorporation authorize the Board of Directors to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to us to enable the Board of Directors to implement and apply the Limit.

If your shares are held in the name of a bank, brokerage firm or other similar holder of record (referred to as “in street name”), you will receive instructions from the holder of record that you must follow in order for you to specify how your shares will be voted. If you do not specify how you would like your shares to be voted, your shares held in street name may still be voted in limited instances. In general, holders of record have the authority to vote shares for which their customers do not provide voting instructions on certain routine, uncontested items. In the case of non-routine or contested items, the institution holding street name shares cannot vote the shares if it has not received voting instructions. These are considered to be “broker non-votes.”

The proposal to ratify the appointment of our independent registered public accounting firm is considered a routine item upon which brokerage firms and similar holders of record may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. We also believe that the proposal to adjourn the meeting to solicit additional proxies, if necessary, will be considered a routine item on which brokerage firms and similar holders of record may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. If your street name holder of record signs and returns a proxy card on your behalf, but does not indicate how the common stock should be voted, the common stock represented on the proxy card will be voted FOR ratification of the appointment of Stegman & Company as our independent public accountants for 2012 and FOR adjournment of the Annual Meeting to solicit additional proxies, if necessary. The election of directors and the proposals to approve the Carroll Bancorp, Inc. 2011 Stock Option Plan and the Carroll Bancorp, Inc., 2011 Recognition and Retention Plan and Trust Agreement are considered “non-routine” items for which brokerage firms and similar record holders may not vote in their discretion on behalf of clients who do not furnish voting instructions and, thus, there may be “broker non-votes” at the Annual Meeting with respect to these proposals. If you hold your shares in street name, you must use the voting instruction form provided by the institution that holds your shares to instruct your broker to vote your shares in order for your shares to be voted on the election of directors and the proposals to approve our 2011 Stock Option Plan and 2011 Management Recognition and Retention Plan and Trust Agreement.

All proxies will be voted as directed by the stockholder on the proxy form. A proxy, if executed and not revoked, will be voted in the following manner (unless it contains instructions to the contrary, in which event it will be voted in accordance with such instructions), except that shares held by brokers for which voting instructions were not received by the beneficial owners will only be voted with respect to ratification of the independent registered public accountants and adjournment of the Annual Meeting to solicit additional proxies, if necessary:

FOR the nominees for director named below.

FOR ratification of the appointment of Stegman & Company as our independent registered public accountants for 2012.

FOR approval of the Carroll Bancorp, Inc. 2011 Stock Option Plan.

FOR approval of the Carroll Bancorp, Inc. 2011 Management Recognition and Retention Plan and Trust Agreement.

FOR approval of the proposal to adjourn the Annual Meeting to solicit additional proxies, if necessary.

Proxies will be voted in the discretion of the holder on such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies also may be solicited personally or by mail, telephone or facsimile by the Company’s directors, officers and employees, without additional compensation. The Company also will request persons, firms and corporations holding shares in their names, or in the names of their nominees which are beneficially owned by others, to send proxy materials to and to obtain voting instructions from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Company’s Board of Directors.

Participants in the Company’s Employee Stock Ownership Plan

If you participate in the Bank’s Employee Stock Ownership Plan (the “ESOP”), you will receive vote authorization materials which will reflect all the shares that you may direct the trustees to vote on your behalf under the ESOP. The ESOP trustees vote all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustees, subject to the exercise of their fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as allocated shares for which they have received timely voting instructions. The deadline for returning your voting instructions to the ESOP trustees is April 9, 2012.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND

EXECUTIVE OFFICERS

Persons and groups who beneficially own in excess of five percent of our outstanding common stock are required to file certain reports with the U.S. Securities and Exchange Commission (“SEC”) regarding such ownership. The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by each person who was the beneficial owner of more than five percent of the Company’s outstanding shares of common stock, as well as shares beneficially owned by our directors and executive officers as a group.

Name and Address	Number of Shares Owned (1)		Percent of Shares of Common Stock Outstanding (1)
Carroll Community Bank
Employee Stock Ownership Plan 1321 Liberty Road Sykesville, MD 21784	20,489	(2)	5.7%
Directors and Executive Officers:
Gilbert L. Fleming	16,472		4.6%
Brian L. Haight	12,500		3.5%
Russell J. Grimes	10,276	(3)	2.9%
Nancy L. Parker	10,026		2.8%
R. Wayne Barnes	10,000		2.8%
C. Todd Brown	10,000		2.8%
George W. Peck	5,126	(3)	1.4%
Donna M. Frederick	2,899	(3)	0.8%
Michael J. Gallina	2,618	(3)	0.7%
Charles E. Wehland	1,000		0.3%
Tina M. Blankenship	171	(3)	0.0%
All Directors and Executive Officers as a group	81,088		22.6%

(1)	Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. A person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2)	On December 30, 2011, 1,078 shares were allocated to participants in the ESOP and 20,489 shares were unallocated and held in the ESOP trust for future allocation to the accounts of participating employees. Amounts held by the plan trustees, Russell J. Grimes and Michael J. Gallina, exclude the shares held in the ESOP trust other than those shares specifically allocated to the individual trustees. Shares of common stock allocated to the account of employees are voted in accordance with the instructions of the respective employees. Subject to the exercise of their fiduciary duties, unallocated shares and allocated shares for which no instructions are received are voted by the ESOP trustees in the same proportion as allocated shares for which they have received timely voting instructions.
(3)	Includes 226, 126, 124, 121, and 118 shares allocated to the ESOP trust accounts of Mr. Grimes, Mr. Peck, Ms. Frederick, Ms. Blankenship, and Mr. Gallina, respectively.

Section 16(a) Beneficial Ownership Reporting Compliance

Our common stock is registered with the SEC pursuant to Section 12(g) of the Securities Exchange Act of 1934. The officers and directors of the Company and beneficial owners of greater than 10% of the Company’s Common Stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock. SEC rules require disclosure in the Company’s proxy statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner to file a Form 3, 4 or 5 on a timely basis. Relying on representations of its directors and executive officers subject to Section 16 and copies of reports filed with the SEC, we believe that no director or executive officer of the Company failed to timely file such ownership reports during the year ended December 31, 2011, except that the initial reports on Form 3 due in connection with our initial public offering for each of our directors and officers, except Messrs. Gallina and Barnes, were filed late due to a filing error that caused the original filings to be incorrectly uploaded to the SEC’s electronic filing system. The required Forms 3 were filed correctly once we became aware of the error. The Company is not aware of any 10% beneficial owners of its common stock.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof in accordance with the procedures discussed above under “VOTING SECURITIES, VOTING PROCEDURES AND METHOD OF COUNTING VOTES.”

Proxies may be revoked by sending written notice of revocation to our Secretary at the address shown above, delivering to the Company a duly executed proxy bearing a later date, or attending the Annual Meeting and voting in person. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary prior to the voting of such proxy.

If your shares of common stock are held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted at the Annual Meeting. If you wish to change your voting instructions after you have returned your voting instructions to your broker, bank or other nominee you must contact your broker, bank or other nominee. If you want to vote your shares of common stock held in street name in person at the Annual Meeting, you will have to get a legal proxy in your name from the broker, bank or other nominee who holds your shares.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

PROPOSAL 1—ELECTION OF DIRECTORS

Our Articles of Incorporation provide that directors serve three-year staggered terms so that approximately one-third of the directors are elected at each annual meeting. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated to serve as directors Brian L. Haight and Russell J. Grimes, each of whom is currently a member of the Board of Directors, and Mark S. Zinnamosca and Robin L. Weisse, each of whom is a new director nominee. Mr. Zinnamosca and Ms. Weisse were recommended for consideration as director nominees by current non-employee directors. Currently, we are required to provide 30-day notice to the appropriate regulators of any change in Carroll Community Bank’s Board of Directors. As all of our directors are also directors of Carroll Community Bank, the election of Mr. Zinnamosca and Ms. Weisse will be conditioned upon the expiration of the 30-day notice period without objection to either Mr. Zinnamosca or Ms. Weisse, as applicable, to serve on Carroll Community Bank’s Board of Directors.

Messsrs. Haight, Grimes and Zinnamosca have been nominated to serve for a three-year period ending at the annual meeting of stockholders to be held in 2015 and until their successors have been elected and shall qualify, contingent in Mr. Zinnamosca’s case upon expiration of the required 30-day regulatory notice period without objection. In addition, Ms. Weisse has been nominated to serve for a two-year period ending at the annual meeting of stockholders to be held in 2014 and until her successor has been elected and shall qualify, contingent upon expiration of the required 30-day regulatory notice period without objection.

The Company’s full Board of Directors is currently set at eight members, with seven directors currently serving. Charles E. Wehland, whose term as a Director expires at the Annual Meeting, is not running for re-election at the Annual Meeting. Therefore, assuming the election of the two director nominees not currently serving as directors, there will be eight members serving on the Board of Directors upon expiration of the required 30-day regulatory notice period assuming no objection to Mr. Zinnamosca’s and Ms. Weisse’s service as directors of Carroll Community Bank.

The Board of Directors recommends a vote “FOR” Mr. Haight, Mr. Grimes, Mr. Zinnamosca and Ms. Weisse as directors of the Company.

The Nominating and Corporate Governance Committees and the Board of Directors seek director nominees with diverse experiences and perspectives and who have both the ability to contribute to some or various aspects of our business and a willingness to make the significant commitment of time and effort required of our directors. Each of the nominees listed below possess these attributes.

The table below sets forth certain information, as of the Record Date, regarding the composition of the Company’s Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

Name	Positions Held	Age	Director Since	Current Term to Expire
NOMINEES
Brian L. Haight	Vice-Chairman of the Board	45	2006	2012
Russell J. Grimes	President, Chief Executive Officer and Director	55	2008	2012
Mark S. Zinnamosca	New director nominee	53
Robin L. Weisse	New director nominee	55
DIRECTORS CONTINUING IN OFFICE
C. Todd Brown	Chairman of the Board	72	2004	2013
Nancy L. Parker	Director	68	2010	2013
Gilbert L. Fleming	Director	64	1988	2014
R. Wayne Barnes	Director	70	2011	2014
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Tina M. Blankenship	Senior Vice President, BSA Compliance, Deposit Operations and Human Resources	34
Donna M. Frederick	Senior Vice President, Retail Banking and Consumer Lending	49
Michael J. Gallina	Senior Vice President, Chief Financial Officer and Treasurer	54
George W. Peck, Jr.	Senior Vice President, Chief Lending Officer	48

Directors

The biographies of each of the nominees and continuing board members below contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Nominating Committee and the Board of Directors to determine that the person should serve as a director. The principal occupation during the past five years of each of our directors is set forth below. All directors have held their present positions for at least five years unless otherwise stated. Each existing director is also a director of Carroll Community Bank.

All of the nominees and directors continuing in office are or were long-time residents of the communities served by Carroll Bancorp, Inc. and many of such individuals have operated, or currently operate, businesses located in such communities. As a result, each nominee and director continuing in office has significant knowledge of the businesses that operate in Carroll Bancorp, Inc.’s market area, an understanding of the general real estate market, values and trends in such communities and an understanding of the overall demographics of such communities. As the holding company for a community banking institution, Carroll Bancorp, Inc. believes that the local knowledge and experience of its directors assists Carroll Bancorp, Inc. in assessing the credit and banking needs of its customers, developing products and services to better serve its customers and assessing the risks inherent in its lending operations, and provides Carroll Bancorp, Inc. with greater business development opportunities.

Brian L. Haight is the Vice-Chairman of the Boards of Directors of Carroll Bancorp, Inc. and Carroll Community Bank. He has been a director of Carroll Bancorp, Inc. since its inception and a director of Carroll Community Bank since 2006. He has been President of Haight Funeral Home & Chapel, in Sykesville, Maryland since 1987. He has also been the owner and President of All County Cremation Services, Inc. and owner and President of Grandview Associates, Inc., an insurance agency, since 1997. Mr. Haight is a member of the Sykesville-Freedom District Fire Department and the Sykesville-South Carroll Rotary Club. He had previously served as a director of Carroll County Bank & Trust until its acquisition by BB&T in July 1999 and as an advisory board member of Union National Bank located in Westminster, Maryland. He also was formerly President of the Tri-County Funeral Directors Association, Vice-President of the Maryland State Board of Morticians and a member of the Board of Trustees for Carroll Hospice. Mr. Haight has lived and worked in our market area for many years and has developed extensive community contacts that help Carroll Community Bank in its marketing efforts. Mr. Haight also provides the Board significant management, strategic and operational knowledge acquired through his experience in operating small local businesses.

Russell J. Grimes is the President, Chief Executive Officer, and a Director of Carroll Bancorp, Inc. and Carroll Community Bank. He has been a director of Carroll Bancorp, Inc. since its inception and a director of Carroll Community Bank since 2008. From January 2007 to October 2008 he was a consultant to USBC, Inc., a Maryland company formed to organize a new bank to be called USBC Bank. Prior to that he served as President and Chief Executive Officer of First Liberty National Bank in Washington, D.C. from June 2004 until the bank was sold in September 2006. Prior to joining First Liberty National Bank, from January 2003 to April 2004, he was President and Chief Executive Officer of Fidelity & Trust Bank in Bethesda, Maryland, then a newly-formed state-chartered commercial bank, and Chief Banking Officer and Director of its holding company. He has served in senior management positions at large and small community banks for over 30 years, with management responsibility for financial, operations and control functions, and for major strategic initiatives.

Mr. Grimes’ over 30 years of banking experience, including as Chief Executive Officer and in other senior positions, has provided him with strong leadership and managerial skills, as well as a deep understanding of the financial services industry. Under Mr. Grime’s leadership, Carroll Community Bank has successfully transitioned from the traditional savings bank model, specializing in residential mortgage customers, to the traditional community commercial bank model with a balance of residential mortgage and small business customers. His knowledge of all aspects of the banking industry, as well as his extensive local and industry contacts and knowledge of the local business community, more than qualify him to serve as a Director on our Board, as well as our President and Chief Executive Officer.

Mark S. Zinnamosca is a Certified Public Accountant and has been the owner of Zinnamosca & Associates CPAs located in Westminster, Maryland since 2002. Mr. Zinnamosca has extensive experience in accounting, auditing, tax and management consulting for various businesses and industries. He is a member of the American Institute and Maryland Association of Certified Public Accountants. Mr. Zinnamosca has 18 years experience coaching youth and high school programs and is a member of BNI Westminster Chapter. Mr. Zinnamosca’s public accounting knowledge and experience, as well as his long-standing business and community contacts in our market areas, qualify him to serve as a director of the Company and Carroll Community Bank. We expect Mr. Zinnamosca to serve as our “audit committee financial expert,” as defined in the SEC’s rules and regulations, once he joins the Board.

Robin L. Weisse is a lawyer and has been licensed to practice law in the State of Maryland since 1982. Ms. Weisse is a member of the Maryland State Bar Association, National Academy of Elder Law Attorneys and past president of the Carroll County Bar Association. She has been a partner of Weisse Miller Law Group, concentrating on estate planning, estate and trust administration and elder law, since July 2010. She is also owner of Weisse Group, LLC, a consulting group which analyzes emerging technology trends, which she formed in August, 2008. Prior to that, Ms. Weisse was a partner of The Law & Mediation Center, LLP from 1989 to 2008. Ms. Weisse lives in and her companies are located in Sykesville, Maryland. Ms. Weisse’s legal background and her long-standing business and community contacts in our market areas qualify her to serve on the Board of Directors.

R. Wayne Barnes has been a self-employed insurance broker since 2004. He was an owner and past president of Barnes-Bollginger Insurance Services, Inc., in Westminster, Maryland, from 1984 until 2004 when he retired. He currently serves on the Boards of the Carroll County Hospice, Carroll County Planning & Zoning Commission, Access Carroll, Inc., the Carroll County Chamber of Commerce (for which he has in the past served as Chair of the Board) and the Westminster Town Center Corporation. Mr. Barnes’ management and operational knowledge through his experience as an owner and past president of Barnes-Bollginger Insurance Services, as well as his knowledge of and contacts in Carroll County, one of our primary market areas, through his extensive community service, qualifies Mr. Barnes to serve on the Board.

C. Todd Brown is the Chairman of the Boards of Directors of Carroll Bancorp, Inc. and Carroll Community Bank. He has been a director of Carroll Bancorp, Inc. since its inception and a director of Carroll Community Bank since 2004. Mr. Brown served as a Vice President of Bank of America (as successor to Maryland National Bank and Nations Bank) from 1961 until his retirement in 2000. He is a member and past president of the Sykesville-South Carroll Rotary Club and past chairman of the board of directors for Carroll Hospital Center. In addition, he is president of the Springfield Cemetery Company in Sykesville, Maryland since 1989. Mr. Brown’s 40 years of experience in the banking industry as a Vice President at several Maryland banks, coupled with his continuing involvement in the industry as a director, brings invaluable insight regarding our business as well as the financial, operational, strategic and other risks facing Carroll Bancorp, Inc. and Carroll Community Bank.

Gilbert L. Fleming is on the advisory board of Fleming Petroleum Service, Inc., an energy company located in Carroll County. Mr. Fleming retired as President of Fleming Petroleum Service, Inc. in 2010 where he had been employed since 1964. Mr. Fleming is a member of the Freedom District Lions Club and an advisor to Carroll Community College for their heating and cooling technical training program. Mr. Fleming’s involvement with Carroll Community Bank as a Director for more than 20 years, during which he served on various board committees has given him the opportunity to develop extensive knowledge of the banking business and operations, qualifies him to serve on the Board.

Nancy L. Parker has been the owner and an appraiser with NLP Appraisals, LLC, a real estate appraisal firm located in Woodstock, Maryland since 1992. She has also been a real estate agent with Long & Foster in Sykesville, Maryland since 1995. Ms. Parker’s real estate experience has allowed her to develop an extensive understanding of the real estate sector in certain of our market areas, and as a result, she brings valuable insight to the Board on matters that are of key importance in our business, including risks faced by Carroll Community Bank in connection with its mortgage originations.

Executive Officers Who Are Not a Director

The principal occupation during the past five years of each of our executive officers, other than Mr. Grimes, is set forth below.

Tina M. Blankenship joined Carroll Community Bank in February of 2009. She currently serves as Senior Vice President responsible for BSA/Compliance, Deposit Operations, Human Resources, Information Security, and the Bank’s Security Officer. She was appointed Secretary of Carroll Bancorp, Inc. on February 21, 2011. Ms. Blankenship has over 13 years of banking experience in both small and large community banks. From October 2007 until February 2009 she served as a Compliance Manager for Integrated Compliance Solutions headquartered in Moorestown, NJ. In this position she was responsible for developing compliance programs, auditing banks and credit unions for regulatory compliance, BSA independent testing, Fair Lending reviews, training, policy development, BSA look backs for regulatory orders, and reviewing and updating Bankers Edge online training. During October 2007 she was Vice President/Compliance Officer with First Mariner Bank in Baltimore, Maryland, where her duties included auditing for regulatory compliance, reviewing marketing material, reviewing policies, Community Reinvestment Act and Home Mortgage Disclosure Act compliance, and training. From January 2006 through September 2007 Ms. Blankenship was employed with Security Plus Federal Credit Union in Woodlawn, Maryland as Collections Manager/Treasurer/Compliance. Her duties in this position included restructuring processes, procedures, policies and collection techniques and creating compliance policies and staff training materials. Ms. Blankenship has a certification in compliance as a Certified Regulatory Manager (CRCM). She currently is on the American Bankers Associations Regulatory Affairs Committee.

Donna M. Frederick has been Carroll Community Bank’s Senior Vice President, Retail Banking and Consumer Lending since January 2011. Prior to that, she served as Vice President, Senior Residential Loan Officer of Carroll Community Bank since May 2009. A lifelong banker with over 20 years of experience in consumer and residential lending, Ms. Frederick now leads our residential lending area. In this role she is directly responsible for loan originations, underwriting and overseeing the day-to-day residential loan operations at Carroll Community Bank. Prior to joining Carroll Community Bank, Ms. Frederick held several lending positions at local community banks, including Vice President, Consumer Loan Operations Manager at Howard Bank in Ellicott City from November 2004 through May 2009. In this position Ms. Frederick was responsible for creating and managing all aspects of consumer lending for what was then a start-up bank. A lifelong Maryland resident, Donna is a graduate of Howard Community College and Leadership Howard County. She currently sits on the board of Grassroots in Howard County and serves on the leadership team of St. Paul’s Lutheran Church.

Michael J. Gallina joined Carroll Community Bank in October 2009 as Vice President, Controller and was promoted to Chief Financial Officer in February 2011. He also was appointed Chief Financial Officer and Treasurer of Carroll Bancorp, Inc. on February 21, 2011. Mr. Gallina previously worked at Provident Bank of Maryland located in Baltimore, Maryland for 30 years until its acquisition by M&T Bank in May 2009. During his time at Provident Bank he had management responsibilities for accounting operations and controls, accounting systems implementation and merger accounting integration. Mr. Gallina holds a Bachelor of Arts Degree in Economics and Accounting from the University of Maryland Baltimore County and obtained his CPA license from the State of Maryland which is currently inactive.

George W. Peck, Jr. was promoted to Senior Vice President, Chief Lending Officer on October 10, 2011. Prior to that, he was our Vice President, Commercial Loan Officer since October 2010. Prior to being employed at Carroll Community Bank, he was Vice President, Commercial Loan Officer II at First United Bank & Trust from January 2009 through October 2010. Prior to that he was Senior Vice President, Business Development at Regal Bank & Trust from October 2007 through December 2008 and a Business Adviser II – Vice President Commercial Loan Officer with PNC Bank from 2000 until October 2007. All together Mr. Peck has almost 20 years of commercial lending experience, mostly with community banks. Mr. Peck is also a member of the Board of Trustees of Interfaith Housing Alliance, Inc., which provides housing for low- and moderate-income households.

Board Independence

Since our common stock is quoted on the Over-the-Counter Electronic Bulletin Board, we are not subject to certain rules respecting the independence of directors applicable to companies traded on the NASDAQ Stock Market LLC (“NASDAQ”) or on a national securities exchange. However, the Board of Directors has determined that each of our directors and each nominee for director, with the exception of Russell J. Grimes, is “independent” as defined in NASDAQ’s listing standards. Russell J. Grimes is not independent because he serves as a compensated executive officer of the Company and Carroll Community Bank.

In determining the independence of directors the Board of Directors considered loans to the Company’s independent directors, which loans were reviewed by the Board in the ordinary course of business. See “Transactions with Certain Related Persons.”

Regulatory Proceedings Involving Directors

Beginning in 2007, Carroll Community Bank was operating under a cease and desist order issued by the Office of Thrift Supervision (“OTS”). The Cease and Desist order required Carroll Community Bank to take certain actions to address certain violations related to, among other matters, transaction reporting and interest rate risk management procedures. In 2008, a similar cease and desist order was issued in place of the 2007 order (which was rescinded). The 2008 cease and desist order was adopted by the Maryland Office of the Commissioner of Financial Regulation when Carroll Community Bank converted to a state-chartered mutual savings bank. The 2008 cease and desist order related to, among other matters, certain violations related to transaction reporting, interest rate risk management and lending standards.

In connection with our 2008 cease and desist order, on February 17, 2009, each of Messrs. Brown, Fleming and Haight entered into a Stipulation and Consent to the Issuance of an Order of Assessment of a Civil Monetary Penalty with the OTS, which was then Carroll Community Bank’s primary regulator, pursuant to which each such director consented and agreed to the issuance of an Order of Assessment of Civil Monetary Penalty by the OTS. The Stipulation and Consents were issued in connection with the OTS’s finding that the directors, as members of Carroll Community Bank’s Board, (i) engaged in multiple violations of a 2007 final Consent Order to Cease and Desist issued against Carroll Community Bank in connection with alleged violations of the Bank Secrecy Act, regulations governing suspicious activity reports and other reports and statements, and regulations governing interest rate risk management procedures, and (ii) engaged in and participated in violations of laws and regulations, including violations of the Bank Secrecy Act and related regulations and failure to ensure Carroll Community Bank filed timely and accurate Thrift Financial Reports.

Pursuant to the orders, each such director paid a civil monetary penalty of $1,000.

The 2008 cease and desist order has since been lifted and none of our directors or Carroll Community Bank is currently subject to any regulatory order or agreement.

Board Leadership Structure

At the first meeting of each newly elected Board of Directors, or at such other time when there is vacancy, the Board solicits input and nominations from its members and elects one of its members as Chairman to serve at the Board’s pleasure. The Chairman presides over each Board meeting and performs such other duties as may be incident to the office.

The Company currently has an independent chairman separate from its Chief Executive Officer. The Board of Directors believes it is important to maintain independence in its board leadership structure and that the separate roles provide an appropriate balance of authority between management and the Board. The Board of Directors believes that having an independent Chairman enables non-management directors to raise issues and concerns for Board consideration without immediately involving management. The Chairman also serves as a liaison between the Board and senior management. The Board of Directors has determined that having an independent Chairman is the most appropriate structure at this time, however, the Board may establish a different leadership structure in the future if it determines that a different structure is necessary or appropriate given our circumstances at such time.

Board’s Role in Risk Oversight

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk. Management is responsible for the day to day management of risks faced by the Company and Carroll Community Bank, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the Company and Carroll Community Bank. Russell J. Grimes, our President and Chief Executive Officer, serves on our Board of Directors and discusses with the Board the strategies and risks facing the Company and Carroll Community Bank. The Board of Directors of Carroll Community Bank also conducts risk oversight separate from the Company.

We do not believe that the Board’s role in risk oversight has any impact on the Board’s leadership structure as described above.

Committees and Meetings of the Board of Directors

We conduct business through meetings of our board of directors and its committees. During the year ended December 31, 2011, the Board of Directors of the Company met seven times, and the Board of Directors of Carroll Community Bank met twelve times. All directors attended at least 75% of the Board of Directors’ meetings and assigned committee meetings during the 2011 fiscal year.

Membership on Certain Board Committees. The Board of Directors of Carroll Bancorp, Inc. and Carroll Community Bank has established a Nominating and Corporate Governance Committee, a Compensation Committee and an Audit Committee. The following table sets forth the membership of such committees as of the date of this proxy statement.

	Nominating & Corporate Governance	Compensation	Audit
R. Wayne Barnes	X
C. Todd Brown	X	X	X
Gilbert L. Fleming	X*	X*	X
Russell J. Grimes	X	X
Brian L. Haight	X	X
Nancy L. Parker	X
Charles E. Wehland			X*

*	denotes committee chair

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee assists the Board of Directors in:

•	identifying individuals qualified to become Board members, consistent with criteria approved by the Board;

•	recommending to the Board the director nominees for the next annual meeting;

•	reviewing and monitoring the Board’s compliance with NASDAQ Stock Market listing standards for independence;

•	implementing policies and practices relating to corporate governance;

•	recommending to the Board regarding size and composition of the Board and criteria of the Board members; and

•	reviewing Board of Directors’ committee structure and recommending director nominees for each committee.

The Nominating and Corporate Governance Committee identifies nominees for the Board of Directors by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee solicits suggestions for director candidates from all Board members and executive officers. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating and Corporate Governance Committee seeks to identify candidates who at a minimum satisfy the following criteria:

•	the highest personal and professional ethics, integrity and values;

•	understanding the Company’s business and industry;

•	ability to make independent analytical inquiries and judgments;

•	exceptional ability and judgment;

•	the ability to work collegially with the other Board members;

•	skills and experience in the context of the needs of the Board;

•	breadth of business and organizational skills, background and experience;

•	effectiveness, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders; and

•	“independence” as contemplated by applicable legal and regulatory requirements.

Pursuant to our bylaws, no person 80 years or older is eligible for election, reelection, appointment or reappointment to the Board of Directors. Furthermore, no person is eligible for election or appointment to the Board of Directors: (i) if such person has been convicted of a crime involving dishonesty or breach of trust which is punishable by imprisonment for a term exceeding one year under state or federal law; or (ii) if such person is currently charged in any information, indictment, or other complaint with the commission of or participation in such a crime. In addition, at least two-thirds of the members of the Board of Directors must be residents of Maryland or reside within 100 miles of an office of the Company or a subsidiary of the Company. No person may serve on the Board of Directors and at the same time be a director or officer of another commercial bank, credit union, savings bank, savings and loan association, trust company, bank holding company or banking association.

The Nominating and Corporate Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” under the NASDAQ listing standards. However, the committee retains the right to modify any or all of these factors from time to time.

The Nominating and Corporate Governance Committee also evaluates candidates for nomination to the Board of Directors who are recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Committee to become nominees for election to the Board may do so by submitting a written recommendation to the Company’s Secretary at its executive offices. Submissions must include: (i) all information relating to such person that would indicate such person’s qualification to serve on the Board of Directors; (ii) an affidavit that such person would not be disqualified under the provisions of our bylaws discussed above; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934; (iv) an indication of whether such individual can read and understand basic financial statements; and (v) Board committee memberships for the Nominating and Corporate Governance Committee to consider. A written consent of the individual to stand for election if nominated and to serve if elected by the stockholders must accompany the submission. The Nominating and Corporate Governance Committee will consider recommendations received by a date not later than 120 days before the date the Company’s proxy statement was released to stockholders in connection with the prior year’s annual meeting of stockholders for nomination at the next annual meeting. The Nominating and Corporate Governance Committee will consider nominations received beyond that date at the annual meeting subsequent to the next annual meeting.

There is not any difference in the manner in which the Nominating and Corporate Governance Committee evaluates candidates for membership on the Board based on whether such candidate is recommended by a stockholder, the committee, a director, or by any other source. No submission for Board nominees by a stockholder was received by the Company for the Annual Meeting being held on April 16, 2012.

The Nominating and Corporate Governance Committee is currently comprised of six directors, and each member of the Nominating and Corporate Governance Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards except for Mr. Grimes. The Company’s Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our website at www.carrollcobank.com. The Committee met two times during the year ended December 31, 2011.

The Compensation Committee

The Compensation Committee is appointed by the Board of Directors of the Company to assist the Board in fulfilling its responsibilities relating to the compensation and benefits provided to the Company’s executive management. The committee reviews, evaluates and recommends Company objectives relevant to the Chief Executive Officer’s (“CEO”) compensation, evaluates CEO performance relative to established goals, and reviews, evaluates and recommends CEO compensation to the full Board of Directors. The Compensation Committee also reviews, evaluates and recommends goals relevant to the compensation of the Company’s other executive officers with the input of the CEO, and reviews such officers’ performance in light of these goals and determines (or recommends to the full Board for determination) such officers’ cash and equity compensation based on this evaluation. The Compensation Committee administers the ESOP and will administer the Carroll Bancorp, Inc. 2011 Stock Option Plan and 2011 Management Retention and Recognition Plan and Trust Agreement if approved by stockholders at the Annual Meeting. The committee establishes the terms of employment and severance agreements/arrangements for executive officers, including any change of control and indemnification agreements. The committee also determines, in consultation with the Nominating and Corporate Governance Committee, the compensation to be paid to directors of the Company and of affiliates of the Company for their service on the Board.

The Compensation Committee also reviews, evaluates and recommends succession planning and management development for executive officers, including the CEO.

The Compensation Committee does not delegate to Company or Carroll Community Bank officers its authority in compensation matters. The role of management, including the CEO, is to advise the Compensation Committee, to make recommendations as to the amount and form of executive and Board compensation, and to provide data, analysis and support for input into Committee decisions. The committee also may request others, including compensation and benefits consultants and legal counsel, to attend meetings or to provide relevant information to assist the committee in its work. In this connection, the Compensation Committee has the authority to retain compensation and benefits consultants and legal counsel used to assist the committee in fulfilling its responsibilities. During the year ended December 31, 2011, the committee did not retain a compensation or benefits consultant. The Compensation Committee is comprised of three members (Messrs. Fleming, Brown and Haight), and each member of the Compensation Committee is considered “independent” as defined in NASDAQ’s listing standards. The Compensation Committee met one time during the year ended December 31, 2011. The Board of Directors has adopted a written charter for the Compensation Committee, which is available on our website at www.carrollcobank.com.

The Audit Committee

The Board of Directors has a separately designated standing Audit Committee established in accordance with the Securities Exchange Act of 1934, as amended. The Audit Committee is responsible for providing oversight relating to our consolidated financial statements and financial reporting process, internal audit function and our systems of internal accounting and financial controls. The Audit Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence.

The Audit Committee of the Company met five times during the year ended December 31, 2011. The Company’s Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee Charter is available on our website at www.carrollcobank.com.

Code of Conduct and Ethics

The Company has adopted a Code of Conduct and Ethics applicable to our officers, directors and employees, including our Chief Executive Officer and our Chief Financial Officer. A copy of the Code of Conduct and Ethics is available on our website at www.carrollcobank.com.

Directors’ Attendance at Annual Meetings

It is the Company’s policy that Board members are expected to attend the Company’s annual meeting of stockholders in the absence of an unavoidable conflict.

Directors Compensation

Our directors are not compensated separately by Carroll Bancorp, Inc., but serve on the Board of Directors and are compensated by Carroll Community Bank. We do not anticipate paying separate compensation to the Company’s directors until such time as such persons devote significant time to the separate management of our affairs, which is not expected to occur unless we become actively engaged in additional businesses other than holding the stock of Carroll Community Bank. We may determine that such compensation is appropriate in the future.

Each non-employee director of Carroll Community Bank receives a $7,500 annual retainer, and each director receives $600 for each board meeting attended. Each member of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Asset Liability Committee receives $200 per meeting attended in person or $125 if attended telephonically. Each non-employee member of the Loan Committee receives $150 per Loan Committee meeting attended.

Director Summary Compensation Table. The following table sets forth the compensation paid to our directors for the fiscal year ended December 31, 2011, except for Mr. Grimes whose compensation is set forth below under “Executive Compensation.”

Name	Fees Earned or Paid in Cash
C. Todd Brown	$18,650
Brian L. Haight	16,100
Gilbert L. Fleming	16,900
Charles E. Wehland	12,525
Nancy L. Parker	16,850
R. Wayne Barnes	12,475
Gerald L. Sturgil (resigned)	10,475
Robert F. Wilson (retired)	1,700

$105,675

Executive Compensation

Executive Summary Compensation Table. The following table sets forth for the years ended December 31, 2011 and 2010, certain information as to the total compensation paid to executive officers.

Name and Principal Position	Year		Salary	Commissions	Other (2)	Total
Russell J. Grimes	2011		$191,429		$3,685	$195,114
President and Chief Executive Officer	2010		185,961		1,381	187,342
Tina M. Blankenship	2011		$101,975		$11,884	$113,859
Senior Vice President, BSA Compliance, Deposit Operations and Human Resources	2010		95,615		9,842	105,457
Donna M. Frederick	2011		$104,464		$2,329	$106,793
Senior Vice President, Retail Banking and Consumer Lending	2010		96,909		1,045	97,954
Michael J. Gallina	2011		$99,615		$12,304	$111,919
Senior Vice President, Chief Financial Officer and Treasurer	2010		90,915		9,768	100,683
George W. Peck, Jr.	2011		$100,183	$6,432	$2,355	$108,970
Senior Vice President and Chief Lending Officer	2010	(1)	20,837		1,045	21,882

(1)	hire date 10/12/2010.
(2)	includes ESOP share allocation, healthcare insurance premiums and contributions, short term and long term diability, accidential death and dismemberment and life insurance premiums.

Employment Agreement. Effective October 12, 2011 Carroll Bancorp, Inc. and Carroll Community Bank entered into a new employment agreement with Russell J. Grimes pursuant to which Mr. Grimes serves as President and Chief Executive Officer of the Company and Carroll Community Bank.

Mr. Grimes’ employment agreement provides for an annual base salary of not less than $185,000, subject to annual review by and increase at the discretion of the Company’s and Carroll Community Bank’s Board of Directors. Mr. Grimes’ current annual base salary is $190,550. Mr. Grimes is also entitled to an annual bonus in such amount as may be determined by the Board in its sole discretion. Mr. Grimes is also entitled to participate in such other bonus, incentive and other executive compensation programs as are made available to our senior management, and to participate in all health, life insurance and disability plans offered by Carroll Community Bank or Carroll Bancorp, Inc. to its officers. The agreement provides that Mr. Grimes is not entitled to any compensation for his service as a director of the Company or Carroll Community Bank.

Mr. Grimes’ employment agreement has an initial three-year term commencing on October 12, 2011. On each anniversary date of the agreement, the agreement will renew for an additional one-year term, such that the existing term will always be at least two years, unless we or Mr. Grimes provide at least 30 days’ prior written notice that such party will not renew the agreement

Mr. Grimes’ employment can be terminated any time upon our mutual agreement. In addition, we may terminate Mr. Grimes’ employment (i) at any time for Cause, as defined in the agreement, upon written notice to Mr. Grimes, (ii) at any time without Cause upon written notice to Mr. Grimes, or (iii) upon Mr. Grimes’ death or Permanent Disability, as defined in the agreement. Mr. Grimes may terminate his employment (i) upon his Permanent Disability, (ii) for Good Reason, as defined in the Agreement, or (iii) without Good Reason upon 30 days’ prior written notice. Either Carroll Community Bank or Mr. Grimes may terminate Mr. Grimes’ employment upon a Change in Control, as defined in the agreement.

If we terminate Mr. Grimes’ employment without Cause, or Mr. Grimes terminates his employment for Good Reason, and a Change in Control has not occurred, then Mr. Grimes is entitled to receive his monthly base salary for the remaining term of the agreement.

If Mr. Grimes’ employment is terminated, or he terminates his employment with 30 days’ prior written notice, within six months of a Change in Control, then Mr. Grimes is entitled to a “grossed-up” lump sum payment equal to the amount necessary in order that the net lump sum payment received by the Employee, after the payment of any taxes payable by the Employee under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code), as the result of the receipt of compensation treated as contingent on the Change in Control (but before the payment of any other income taxes with respect to such payment) is equal to the excess of (a) 2.99 times his average annual taxable compensation during the most recent five years over (b) the aggregate present value, as determined for federal income tax purposes, of all other payments to Mr. Grimes in the nature of compensation that are treated for federal income tax purposes as contingent on the Change in Control. Mr. Grimes entitled is entitled to continuation of life insurance and non-taxable medical and dental coverage substantially comparable to the coverage maintained for him by Carroll Community Bank prior to his termination for a period of 12 months after such termination.

The agreement also provides that it will be suspended or terminated as necessary to comply with regulatory requirements or obligations. The agreement also contains non-compete, non-solicitation and confidentiality provisions.

Change in Control Agreements. Carroll Bancorp, Inc. and Carroll Community Bank entered into change in control agreements with Tina M. Blankenship, our Senior Vice President of BSA/Compliance, Deposit Operation and Human Resources, Donna M. Frederick, our Senior Vice President, Retail Banking and Consumer Lending, George Peck, our Senior Vice President, Chief Lending Officer and Michael J. Gallina, our Senior Vice President, Chief Financial Officer and Treasurer, effective as of October 12, 2011. The change in control agreements will provide a benefit in the event of termination of employment without Cause or resignation for a Good Reason within 12 months after a Change in Control (all as defined in each of the agreements) equal to the sum of one times the executive’s base salary and the highest bonus earned during the prior three years, payable in a lump sum, and the continuation of non-taxable life insurance and medical and dental coverage for 12 months, with the executive responsible for his or her share of the employee premium. The amount of the payment to be made in connection with a change in control will be reduced, if necessary, to an amount that is $1.00 less than the amount that would otherwise be an “excess parachute payment” under Section 280G of the Code. The agreements also contain non-solicitation provisions.

401(k) Plan. Carroll Community Bank established a 401(k) profit sharing plan in 2010 to replace its previous defined contribution profit sharing retirement plan. Employees of Carroll Community Bank who are 21 years of age or older are eligible to participate in the plan (“Participants”). Participants may contribute up to 100% of their annual compensation to the plan on a pre-tax basis, subject to limits prescribed by law. Carroll Community Bank pays all administrative expenses and provides a 50% employer match up to 3% of a participating employee’s annual salary. Employer contributions vest 100% after three years of credited service and are 0% vested prior to such time. Participants are always 100% vested in their salary deferrals. Participants will also become 100% vested in the employer contributions allocated to their accounts upon attainment of normal retirement age or in the event of the Participant’s death or disability. Participants may invest their accounts in the investment options provided under the 401(k) plan. Participants may borrow up to 50% of their vested interest (subject to a minimum of $1,000 and a maximum during any 12-month period of $50,000), which loan must be repaid within five years. Participants may request a withdrawal from their accounts in the event they incur a financial hardship. A Participant will become eligible for distribution of his or her plan benefit upon termination of employment and a Participant that satisfies certain eligibility requirements may request distributions of certain portions of their account balance while employed. Participants may elect to receive payments of their benefits in a lump sum or, provided that their account balance equals or exceeds $1,000, that the amount in their accounts be rolled over into another qualified retirement plan. Carroll Community Bank has established a tax-advantaged safe harbor 401(k) program for its employees in order to encourage them to save for their retirement. The 401(k) Plan will not invest in the Company’s common stock.

Employee Stock Ownership Plan. Effective January 1, 2011, we adopted an employee stock ownership plan in connection with our initial public offering. Eligible employees begin participation in the employee stock ownership plan on the later of October 12, 2011 (the effective date of the Bank’s conversion from mutual to stock form) or upon the first entry date commencing on or after the eligible employee’s completion of 1,000 hours of service during a continuous 12-month period and the attainment of age 21.

The ESOP purchased, on behalf of the ESOP, 6.0% of the shares of the Company’s common stock issued in our initial public offering, or 21,567 shares. The purchase was funded with a loan from Carroll Bancorp, Inc. equal to $215,670, the aggregate purchase price of the common stock. The loan will be repaid principally through Carroll Community Bank’s contribution to the employee stock ownership plan and dividends payable on common stock held by the employee stock ownership plan over the 20 year term of the loan. The interest rate for the employee stock ownership plan loan is the Carroll Community Bank’s prime rate at the date the employee stock ownership plan loan and is adjusted annually at January 1st of each year.

The trustee will hold the shares purchased by the employee stock ownership plan in an unallocated suspense account, and shares will be released from the suspense account on a pro-rata basis as we repay the loan. The trustee will allocate the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants. Participants will vest in their accounts 20% after each year of service and become 100% vested upon the completion of five years of service. Participants who were employed by Carroll Community Bank immediately prior to the offering will receive credit for vesting purposes for years of service prior to adoption of the ESOP. Participants also will become fully vested automatically upon normal retirement, death or disability, a change in control, or termination of the ESOP. Generally, participants will receive distributions from the ESOP upon separation from service.

The ESOP permits participants to direct the trustee as to how to vote the shares of common stock allocated to their accounts only with respect to certain matters. Otherwise, the trustee will vote the shares of stock held under the plan in accordance with the instructions of the Board’s Compensation Committee.

Under applicable accounting requirements, Carroll Community Bank will record a compensation expense for the ESOP at the fair value of the shares as they are committed to be released from the unallocated suspense account to participants’ accounts. The compensation expense resulting from the release of the common stock from the suspense account and allocation to plan participants will result in a corresponding reduction in Carroll Bancorp, Inc.’s earnings.

In the event of a change in control, the participant’s interest in their account shall fully vest and the ESOP will terminate.

Transactions with Certain Related Persons

Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to our executive officers and directors, but it contains a specific exemption from such prohibition for loans made by Carroll Community Bank to our executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk or repayment or present other unfavorable features. Carroll Community Bank is therefore prohibited from making any loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made under a benefit program generally available to all other employees and that does not give preference to any executive officer or director over any other employee. Carroll Community Bank is in compliance with these federal regulations with respect to its loans and extensions of credit to executive officers and directors, and all loans and extensions of credit made to these individuals are made on substantially the same terms, including interest-rates and collateral, as those made to individuals unrelated to Carroll Community Bank.

In addition, loans made by Carroll Community Bank to a director or executive officer of Carroll Community Bank must be approved in advance by a majority of the disinterested members of the Board of Directors. The aggregate amount of Carroll Community Bank’s loans to its officers and directors and their related entities was $698,920 at December 31, 2011. As of December 31, 2011, these loans were performing according to their original terms.

All loans made by Carroll Community Bank to executive officers, directors, immediate family members of executive officers and directors, or organizations with which executive officers and directors are affiliated, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to Carroll Community Bank, and did not present any unusual risk of collectability or have any other unfavorable features. Carroll Community Bank is in compliance with these federal regulations with respect to its loans and extensions of credit to executive officers and directors.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors of the Company has approved the engagement of Stegman & Company to be the Company’s independent registered public accounting firm for 2012, subject to the ratification of the engagement by the Company’s stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Stegman & Company for the Company’s year ending December 31, 2012. A representative of Stegman & Company is expected to attend the Annual Meeting and will be available to respond to appropriate questions and will have the opportunity to make a statement if he or she desires to do so.

Stockholder ratification of the selection of the independent registered public accounting firm is not required by the Company’s bylaws or otherwise. However, the Board of Directors is submitting the selection of the independent registered public accounting firm to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the independent registered public accounting firm selected by the Audit Committee, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Stegman & Company to the Company during years 2011 and 2010:

	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
Audit Fees	$54,904	$35,309
Audit - Related Fees	52,350	—
Tax Fees	6,500	4,500
All Other Fees	—	—

Audit Fees. These fees relate to the audit of Carroll Bancorp, Inc.’s annual consolidated financial statements on Form 10-K, review of the financial statements included in our quarterly reports on Form 10-Q.

Audit-Related Fees. The fees during 2011 relate to services rendered in connection with the Bank’s stock conversion and the related stock offering by the Company.

Tax Fees. The fees for the preparation of federal and state tax returns, assistance with calculating estimated tax payments and other tax consulting.

The Audit Committee has considered whether the provision of non-audit services was compatible with maintaining the independence of its independent registered public accounting firm. The Audit Committee has concluded that performing such services did not affect the independent registered public accounting firm’s independence in performing its function as auditors of the Company’s financial statements.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. Although this policy was not yet in effect, there were no fees paid to Stegman & Company during 2011 and 2010 that were not pre-approved by the Audit Committee.

Approval of this proposal requires a majority of votes cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the vote for this proposal. The Board of Directors recommends a vote “FOR” the ratification of Stegman & Company as the Company’s independent registered public accounting firm for the 2012 year.

REPORT OF THE AUDIT COMMITTEE

Management has the responsibility to implement the Company’s internal controls and financial reporting processes. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements to determine that the Company’s financial statements are prepared in accordance with accounting principles generally accepted in the United States and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In accordance with rules established by the SEC, the Audit Committee of the Company has prepared the following report for inclusion in this proxy statement:

As part of its ongoing activities, the Audit Committee has:

•	reviewed and discussed with management and the independent registered public accounting firm the Company’s audited consolidated financial statements for the year ended December 31, 2011;

•

discussed with the independent registered public accounting firm of the Company the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T, Communications with Audit Committees; and

•

received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Ethics and Independence Rule 3526 (Communication with Audit Committee Concerning Independence), and has discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. In addition, the Audit Committee appointed Stegman & Company as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and this report shall not otherwise be deemed “soliciting material” or filed with the Securities and Exchange Commission subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

This report has been provided by the Audit Committee:

Charles E. Wehland

C. Todd Brown

Gilbert L. Fleming

PROPOSAL 3—APPROVAL OF THE CARROLL BANCORP, INC.

2011 STOCK OPTION PLAN

Introduction

The Board of Directors has adopted, subject to stockholder approval, the Carroll Bancorp, Inc. 2011 Stock Option Plan (the “Stock Option Plan”), which has been designed to retain personnel of experience and ability in key positions by providing employees and non-employee directors with a proprietary interest in the Company and Carroll Community Bank as compensation for their contributions to the Company and Carroll Community Bank and as an incentive to make such contributions in the future. The Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Code and “non-qualified” stock options.

Carroll Bancorp, Inc. intends to file a registration statement under the Securities Act of 1933 to register the sale of the shares of common stock issuable under the Stock Option Plan.

The following is a summary of the material terms of the Stock Option Plan and is qualified in its entirety by reference to the Stock Option Plan. A copy of the Stock Option Plan is attached as Appendix A to this proxy statement. Terms not otherwise defined have the meanings assigned to such terms in the Stock Option Plan.

Description of the Stock Option Plan

Administration. The Stock Option Plan will be administered and interpreted by a committee of the Board of Directors, currently the Compensation Committee. The Committee has the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Stock Option Plan. The Committee’s interpretation and construction of any provisions of the Stock Option Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Option are final and binding in the absence of action by the Board of Directors.

Pursuant to the Stock Option Plan, the Board of Directors or the Committee has the discretion to determine from time to time which employees or non-employee directors will be granted Options, the number of shares of common stock subject to each Option, and whether each option will be an incentive stock option or a non-qualified stock option (provided, however, that non-employee directors may be granted only non-qualified stock options), the number of shares subject to each Option, the exercise price of each Option and whether such Options may be exercised by delivering other shares of common stock. The Board or the Committee may but is not required to request the written recommendation of the CEO other than with respect to Options to be granted to him.

Eligibility. All employees and non-employee directors of the Company and its subsidiaries, including the Bank, are eligible to be granted Options under the Stock Option Plan.

As of March 9, 2012, approximately 21 employees (including executive officers) and six non-employee directors were eligible to be selected by the Committee or the Board of Directors to be granted Options under the Stock Option Plan.

Number of Shares Subject to the Stock Option Plan. A total of 35,945 shares of common stock have been reserved for issuance pursuant to the Stock Option Plan which is equal to 10% of shares of common stock issued in our initial public offering and currently outstanding. The Stock Option Plan provides that grants to each officer or employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the Stock Option Plan, respectively. Option grants made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Stock Option Plan. In the event of a stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of common stock available under the Stock Option Plan, the number of shares to which any Option grant relates and the exercise price per share under any Option shall be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding or such capital adjustment.

If an Option expires or terminates without having been fully exercised, then the unissued shares of common stock that had been subject to the Option will be available for the grant of additional Options.

The aggregate fair market value of Options granted under the Stock Option Plan may not exceed $100,000 in any calendar year.

Stock Options. Options granted under the Stock Option Plan will either be (i) incentive stock options or (ii) non-qualified stock options. Each Option granted under the Stock Option Plan will be identified either as a non-qualified stock option or an incentive stock option and will be evidenced by an agreement that specifies the terms and conditions of the Option. Under the Stock Option Plan, the per share exercise price of both an incentive and a non-qualified stock option must at least equal the fair market value of a share of common stock on the date the Option is granted (110% of fair market value in the case of incentive stock options granted 10% beneficial owners.

Vesting. Options will generally become vested and exercisable at a rate no more rapid than 20% per year over five years, commencing one year from the date of grant. The right to exercise will be cumulative. However, no vesting may occur on or after a participant’s employment or service with Carroll Bancorp, Inc. or any of our subsidiaries is terminated for any reason other than his or her death or disability. Unless the committee or Board of Directors specifies otherwise at the time an option is granted, all options granted to participants will become vested and exercisable in full on the date an Optionee terminates his employment or service with Carroll Bancorp, Inc. or a subsidiary company because of his death or disability or as of the effective date of a change in control.

Duration of Options. Each Option or portion thereof will be exercisable at any time on or after it vests and is exercisable until the earlier of either: (1) ten years after its date of grant or (2) six months after the date on which the Optionee’s employment or service terminates, unless the Committee or the Board of Directors determines at the date of grant to extend such period of exercise for a period of up to three years from such termination. An incentive stock option granted to a 10% beneficial owner, however, may not be exercisable for more than five years after it is granted. Unless stated otherwise at the time an Option is granted, (a) if an Optionee terminates his employment or service with Carroll Bancorp, Inc. or a subsidiary company as a result of disability or retirement without having fully exercised his Options, the Optionee will have three years following his termination due to disability or retirement to exercise such Options, and (b) if an Optionee terminates his employment or service with Carroll Bancorp, Inc. following a change in control of Carroll Bancorp, Inc. without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten year term of the Option. However, failure to exercise incentive stock options within 90 days after the date on which the Optionee’s employment terminates may result in adverse tax consequences to the Optionee. If an Optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability or retirement and dies without having fully exercised his Options, the Optionee’s executors, administrators, legatees or distributees of his estate will have the right to exercise such Options during the one year period following his death. In no event may any Option be exercisable more than ten years from the date it was granted, or, with respect to incentive stock options granted to 10% beneficial owners, the original expiration date of the Option, if earlier.

Transferability. Options generally are non-transferable except by will or the laws of descent and distribution, and during an Optionee’s lifetime, may be exercisable only by the Optionee or his guardian or legal representative. However, an Optionee who holds non-qualified options may transfer such Options to his or her immediate family, including the Optionee’s spouse, children, stepchildren, parents, grandchildren and great grandchildren, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option. Options which are so transferred will be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

Paying for Shares. Payment for shares purchased upon the exercise of Options may be made (a) in cash or by check, (b) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to Carroll Bancorp, Inc. the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations or (c) if permitted by the Committee or the Board of Directors, by delivering shares of common stock (including shares acquired pursuant to the previous exercise of an option) with a fair market value equal to the total purchase price of the shares being acquired pursuant to the Option. With respect to subclause (c) in the preceding sentence, the shares of common stock delivered to pay the purchase price must have either been (1) purchased in open market transactions or (2) issued by Carroll Bancorp, Inc. pursuant to a plan thereof, in both cases more than six months prior to the exercise date of the Option.

Termination, Amendment and Modification. The Board of Directors may amend or terminate the Stock Option Plan at any time, subject to compliance with applicable banking regulations, but no amendment or modification may alter or impair the rights of any Optionee with respect to an outstanding Option without his or her consent. However, after the Stock Option Plan has been approved by the stockholders of the Company, the Board of Directors may not amend or modify the Stock Option Plan without the approval of the Company’s stockholders if stockholder approval of the amendment is required by applicable law, rules or regulations. The Board of Directors may not, however, amend the Stock Option Plan or any outstanding Option to effect a repricing of any Option previously granted under the Stock Option Plan either through a reduction in the Exercise Price or through the cancellation and regrant of a new Option in exchange for the cancelled Option (except as permitted pursuant to Article IX of the Stock Option Plan in connection with a change in the Company’s capitalization).

Adjustment for Mergers and Other Corporate Transactions. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Company, the shares of the Company’s common stock are exchanged for other securities of the Company or of another corporation, each Option shall be converted, subject to the conditions stated in the Stock Option Plan, into the right to purchase or acquire such number of shares of common stock or amount of other securities of the Company or such other corporation as were exchangeable for the number of shares of common stock of the Company which such Optionee would have been entitled to purchase or acquire except for such action, and appropriate adjustments will be made to the per share exercise price of outstanding Options. Notwithstanding any provision to the contrary in the Stock Option Plan, the term of any Option and the property which the Optionee shall receive upon the exercise or termination thereof shall be subject to and be governed by the provisions regarding the treatment of any such Options set forth in a definitive agreement with respect to any of the aforementioned transactions entered into by the Company to the extent any such Option remains outstanding and unexercised upon consummation of the transactions contemplated by such definitive agreement.

Term of the Stock Option Plan. Unless sooner terminated, the Stock Option Plan shall continue in effect for a period of ten years from February 28, 2011, the date the Stock Option Plan was approved by our Board of Directors, assuming approval of the Stock Option Plan by our stockholders. Termination of the Stock Option Plan will not affect any previously granted options.

Stockholder Approval. No options will be granted under the Stock Option Plan unless the Stock Option Plan is approved by stockholders.

New Plan Benefits

No benefits or amounts have been granted, awarded or received under the Stock Option Plan. In addition, the Board or Compensation Committee in its sole discretion will determine the number and types of Options that will be granted and to whom. Thus, it is not possible to determine the benefits that will be received by eligible participants if our stockholders approve the Stock Option Plan.

Summary of Certain Federal Income Tax Consequences

The following discussion briefly summarizes certain United States federal income tax aspects of Options granted pursuant to the Stock Option Plan.

Incentive Stock Options. An Option holder will not recognize income on the grant or exercise of an incentive stock option. However, the difference between the exercise price and the fair market value of the stock on the date of exercise is an adjustment item that is required to be included in income for purposes of the alternative minimum tax.

The general rule is that gain or loss from the sale or exchange of shares of common stock acquired on the exercise of an incentive stock option will be treated as capital gain or loss; provided, however, that if certain holding period requirements are not satisfied the option holder generally will recognize ordinary income at the time of the disposition. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain, and any loss recognized will be a capital loss.

Non-qualified Stock Options. An Optionee generally is not required to recognize income on the grant of a non-qualified stock option. Instead, ordinary income generally is required to be recognized on the date the non-qualified stock option is exercised. In general, the amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares of common stock on the exercise date over the exercise price. Ordinary income also includes the amount of any taxes withheld upon payment of the Option.

Gain or Loss on Sale or Exchange of Common Stock. An Optionee will recognize gain or loss upon the sale or exchange of shares of common stock underlying Options granted under the Stock Option Plan. In general, gain or loss from the sale or exchange of shares of common stock underlying Options granted under the Stock Option Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. Whether such capital gain or capital loss is long-term or short-term will depend upon the period of time the grantee holds the shares once they are acquired. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares of common stock acquired upon exercise of an incentive stock option (a “disqualifying disposition”), a grantee generally will be required to recognize ordinary income upon such disposition. The capital gain or loss will be equal to the difference between the selling price and the Optionee’s basis in the stock. For Options, the basis is generally the amount of taxable income the Optionee reported upon the exercise of the option.

Deductibility by Company. The Company generally is not allowed a deduction in connection with the grant or exercise of an incentive stock option. However, if an Optionee is required to recognize income as a result of a disqualifying disposition, the Company will generally be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a non-qualified stock option (including an incentive stock option that is treated as a non-qualified stock option, as described above), the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by the grantee, provided that certain income tax reporting requirements are satisfied.

Parachute Payments. Where payments to certain persons that are contingent on a change in control exceed limits specified in Section 280G of the Code, the person generally is liable for a 20% federal excise tax on, and the corporation or other entity making the payment generally is not entitled to any deduction for, a specified portion of such payments. Under the Stock Option Plan, the vesting of all Options granted under the plan is accelerated by a change in control of the Company. Such accelerated vesting would be relevant in determining whether the excise tax and deduction disallowance rules would be triggered.

Performance-Based Compensation. Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives to the extent the amount paid to an executive exceeds $1 million for the taxable year. The Stock Option Plan has been designed to allow the grant of options that qualify under an exception to the deduction limit of Section 162(m) for “performance-based compensation.”

The above description of tax consequences under the federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Required Vote and Recommendation of the Board

In order to approve the Stock Option Plan, the proposal must receive the affirmative vote of a majority of the total votes eligible to be cast at the Annual Meeting (i.e., holders of a majority of our outstanding shares of common stock).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE STOCK OPTION PLAN.

PROPOSAL 4—APPROVAL OF THE CARROLL BANCORP, INC.

2011 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

Introduction

The Board of Directors has adopted, subject to stockholder approval, the Carroll Bancorp, Inc. 2011 Recognition and Retention Plan and Trust Agreement (the “Recognition and Retention Plan”), for our directors, officers and employees that, subject to stockholder approval, will provide for grants of restricted stock to eligible persons. The purpose of the Recognition and Retention Plan is to retain personnel of experience and ability in key positions by providing employees and non-employee directors with a proprietary interest in Carroll Bancorp, Inc. and Carroll Community Bank as compensation for their contributions to Carroll Bancorp, Inc. and Carroll Community Bank and as an incentive to make such contributions in the future. If stockholder approval is obtained at the Annual Meeting, shares or our common stock may be granted to officers, other employees and non-employee directors under the Recognition and Retention Plan as determined by the Compensation Committee or our Board of Directors.

Carroll Bancorp, Inc. intends to file a registration statement under the Securities Act of 1933 to register the sale of the shares of common stock issuable under the Recognition and Retention Plan.

The following is a summary of the material terms of the Recognition and Retention Plan and is qualified in its entirety by reference to the Recognition and Retention Plan. A copy of the Recognition and Retention Plan is attached as Appendix B to this proxy statement. Terms not otherwise defined have the meanings assigned to such terms in the Recognition and Retention Plan.

Description of the Recognition and Retention Plan

Administration. The Recognition and Retention Plan will be administered and interpreted by a committee of the Board of Directors, currently the Compensation Committee. The interpretation and construction by the Committee of any provisions of the Recognition and Retention Plan or of any Award granted under the Recognition and Retention Plan shall be final and binding in the absence of action by the Board. Subject to the express provisions and limitations of the Recognition and Retention Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate in connection with the Recognition and Retention Plan. Pursuant to the Recognition and Retention Plan, the Board of Directors or the Committee has the discretion to determine from time to time which employees or non-employee directors will be granted Awards and the number of shares of common stock covered by such Awards.

Eligibility. All employees and non-employee directors of the Company and its subsidiaries, including Carroll Community Bank, are eligible to be granted Awards under the Recognition and Retention Plan.

As of March 9, 2012, approximately 21 employees (including executive officers) and six non-employee Directors were eligible to be selected by the Committee or the Board of Directors to be granted Plan Share Awards under the Recognition and Retention Plan.

Number of Shares Covered by the Recognition and Retention Plan. Upon stockholder approval of the Recognition and Retention Plan, the Company will contribute sufficient funds to the Trust so that the Trust can purchase 10,783 shares of common stock, or 3.0% of the outstanding common stock. These shares may be acquired through open market purchases to the extent available, or the Company may issue previously unissued shares or treasury shares to the Recognition and Retention Plan. The issuance of new shares by the Company would be dilutive to the voting rights of existing stockholders and to the Company’s book value per share and earnings per share. In the event of a stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of common stock available under the Recognition and Retention Plan, the number of shares to which any unvested Plan Share Award relates, and the maximum number of Plan Shares that may be granted to any single Recipient shall be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding or such capital adjustment.

Grants. Shares of common stock granted pursuant to the Recognition and Retention Plan will be in the form of restricted stock generally payable at a rate no more rapid than 20% per year, beginning one year from the anniversary date of the grant. Until such shares have been earned and distributed, they may not be sold, assigned, pledged or otherwise disposed of and are required to be held in the Trust. In addition, any cash dividends or stock dividends declared in respect of unvested Plan Share Awards would be held by the Trust for the benefit of the Recipients of Plan Share Awards, and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the Recipients thereof as soon as practicable after the Plan Share Awards are earned. Further, the shares of common stock held by the Trust will be voted by the Trustee in its discretion, and Recipients of Plan Share Awards have no voting rights with respect to the shares of common stock underlying such Awards until the shares are earned and distributed pursuant to the terms of the Award.

If a Recipient of Plan Share Awards terminates employment or service for reasons other than death, disability or change in control, the Recipient would forfeit all rights to the allocated shares under restriction. All Plan Shares subject to an Award held by a Recipient whose employment or service terminates due to death or disability shall be deemed earned as of the Recipient’s last day of employment or service and shall be distributed as soon as practicable thereafter. In the event of a change in control of the Company, all Plan Shares subject to an Award shall be deemed earned as of the effective date of such change in control.

Shares to be Granted. The Board of Directors of the Company adopted the Recognition and Retention Plan and the Committee established thereunder intends to grant shares to executive officers, employees and non-employee directors of the Company and Carroll Community Bank. The Recognition and Retention Plan and Trust Agreement provides that grants to each employee and each non-employee director shall not exceed 25% and 5%, respectively, of the shares of common stock available under the Recognition and Retention Plan. Awards made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Recognition and Retention Plan.

Transferability. Plan Share Awards and rights to Plan Shares are not transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee. No Recipient or Beneficiary shall have any right in or claim to any assets of the Recognition and Retention Plan or Trust, nor shall the Company or any subsidiary thereof be subject to any claim for benefits under the Recognition and Retention Plan.

Termination, Amendment and Modification. The Board of Directors may at any time amend or terminate the Recognition and Retention Plan, subject to compliance with applicable banking regulations. The Board may not, without the consent of the Recipient, alter or impair his or her Plan Share Award except as specifically authorized under the terms of the Recognition and Retention Plan. Termination of the Recognition and Retention Plan shall not affect Plan Share Awards previously granted.

Adjustment for Mergers and Other Corporate Transactions. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Company or of another corporation, the shares of the Company’s common stock shall be exchanged for other securities of the Company or of another corporation, each Recipient of a Plan Share Award shall be entitled to receive such number of shares of Common Stock or amount of other securities of the Company or such other corporation as were exchangeable for the number of shares of Common Stock of the Company which such Recipients would have been entitled to receive except for such action.

Term of the Recognition and Retention Plan. Unless sooner terminated, the Recognition and Retention Plan shall continue in effect for a period of ten years from February 28, 2011, the date the Recognition and Retention Plan was approved by our Board of Directors or, if earlier, the date that all assets of the Trust are distributed, assuming approval of the Stock Option Plan by our stockholders.

Stockholder Approval. No Awards will be granted under the Recognition and Retention Plan unless the Recognition and Retention Plan is approved by our stockholders at the Annual Meeting.

New Plan Benefits

No benefits or amounts have been granted, awarded or received under the Recognition and Retention Plan. In addition, the Board or Committee in its sole discretion will determine the number of Plan Share Awards that will be granted and to whom. Thus, it is not possible to determine the benefits that will be received by eligible participants if our stockholders approve the Recognition and Retention Plan.

Summary of Certain Federal Income Tax Consequences

The following discussion briefly summarizes certain United States federal income tax aspects of Awards granted pursuant to the Recognition and Retention Plan.

In general, Recipients of awards under the Recognition and Retention Plan would recognize ordinary income in an amount equal to the fair market value of the shares of common stock granted to them at the time that the shares vest. A Recipient of a Plan Share Award may elect to accelerate the recognition of income with respect to his or her grant to the time when shares of common stock are first issued to him or her, notwithstanding the vesting schedule of such awards. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by Recipients of Awards in the year in which such amounts are included in income.

Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on Awards in connection with a change in control of the Company might result in an “excess parachute payment” for purposes of the golden parachute tax provisions of Code Section 280G, in which case the participant would be subject to a 20% excise tax on, and the Company may be denied a tax deduction for, such excess amount. Furthermore, if the aggregate annual compensation to an employee exceeds $1,000,000 as the result of an Award, the Company will not be able to deduct the excess unless the Award qualifies as “performance-based” within the meaning of Section 162(m) of the Code.

The above description of tax consequences under the federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Required Vote and Recommendation of the Board

In order to approve the Recognition and Retention Plan, the proposal must receive the affirmative a majority of the total votes eligible to be cast at the Annual Meeting (i.e., holders of a majority of our outstanding shares of common stock).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE RECOGNITION AND RETENTION PLAN.

STOCKHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH

THE BOARD OF DIRECTORS

In order to be eligible for inclusion in the proxy materials for next year’s annual meeting of stockholders of Carroll Bancorp, Inc., any stockholder proposal to take action at such meeting in accordance with SEC Rule 14a-8 (which concerns shareholder proposals that are requested to be included in a company’s proxy statement) must be received at the Company’s executive office, 1321 Liberty Road, Sykesville, MD 21784, no later than November 16, 2012, directed to the attention of our Secretary. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC.

The Bylaws of the Company provide an advance notice procedure for certain business or nominations to the Board of Directors to be brought before an annual meeting. At any annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (i) as specified in the Corporation’s notice of the meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who: (1) is a stockholder of record on the date such stockholder gives the notice provided for in this section and on the record date for the determination of stockholders entitled to vote at such annual meeting; and (2) complies with the notice procedures set forth in this section. For business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of the immediately preceding sentence, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such business must otherwise be a proper matter for action by stockholders. Pursuant to the proxy rules under the Securities Exchange Act of 1934, as amended, Carroll Bancorp, Inc.’s stockholders are notified that the notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the 2013 annual meeting of stockholders must be received by our Secretary not less than 80 days nor more than 90 days prior to such meeting; provided, however, that if less than 90 days’ notice or prior public disclosure of the date of the meeting is given to stockholders, such written notice must be delivered or mailed to and received by the Secretary at our executive office not later than the tenth day following the day on which notice of the meeting was mailed to stockholders or such public disclosure was made. As to all such matters for which notice is received outside of this timeframe, discretionary authority to vote on such proposal will be granted to the persons designated in Carroll Bancorp, Inc.’s proxy related to the 2013 Annual Meeting. Further, any such notice must comply with the requirements set forth in our Bylaws.

A stockholder’s notice must set forth (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, and in the case of nominations to the Board of Directors, certain information regarding the nominees; (ii) the name and address of the stockholder as they appear on the Company’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the stockholder and the beneficial owner; (iv) a description of all arrangements or understandings between the stockholder and any other person or persons (including their names) in connection with the proposal of such business by the stockholder and any material interest of the stockholder in such business; and (v) a representation that the stockholder intends to appear in person or by proxy at the Annual Meeting to bring such business before the meeting. In addition, in the case of nominations to the Board of Directors, the stockholder’s notice must set forth any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to the federal proxy rules. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Stockholder Communications with the Board

A stockholder of the Company who wishes to communicate with the Board of Directors or with any individual director can write to the Secretary of the Company, at 1321 Liberty Road, Sykesville, MD 21784, Attention: Stockholder Administration. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

•	forward the communication to the director or directors to whom it is addressed.

•	attempt to handle the inquiry directly (for example, where it is a request for information about the Company or it is a stock-related matter); or

•	not forward the communication if it is a primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors on request requirements for inclusion established by the SEC.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2011, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL SCHEDULES THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS ENCLOSED WITH THIS PROXY STATEMENT. IF SUCH ANNUAL REPORT IS NOT SO INCLUDED, PLEASE ADDRESS WRITTEN NOTIFICATION TO MICHAEL J. GALLINA, CHIEF FINANCIAL OFFICER, CARROLL BANCORP, INC. 1321 LIBERTY ROAD, SYKESVILLE, MD 21784, OR CALL AT (410) 795-1900.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ RUSSELL J. GRIMES
Russell J. Grimes President and Chief Executive Officer

/s/ C. TODD BROWN
C. Todd Brown Chairman of the Board

Sykesville, Maryland

March 9, 2012

Annex A

CARROLL BANCORP, INC.

2011 STOCK OPTION PLAN

ARTICLE I

ESTABLISHMENT OF THE PLAN

Carroll Bancorp, Inc. (the “Corporation”) hereby establishes this 2011 Stock Option Plan (the “Plan”) upon the terms and conditions hereinafter stated.

ARTICLE II

PURPOSE OF THE PLAN

The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and the Subsidiary Companies and as an incentive to make such contributions in the future. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind. Each recipient of an Option hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt and/or exercise of an Option hereunder.

ARTICLE III

DEFINITIONS

The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

3.01 “Advisory Director” means a person appointed to serve as an advisory or emeritus director by the Board of the Corporation or a Subsidiary Company or any successors thereto.

3.02 “Bank” means Carroll Community Bank, the wholly owned subsidiary of the Corporation.

3.03 “Beneficiary” means the person or persons designated by an Optionee to receive any benefits payable under the Plan in the event of such Optionee’s death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Optionee’s surviving spouse, if any, or if none, his or her estate.

3.04 “Board” means the Board of Directors of the Corporation.

3.05 “Change in Control” shall mean a change in the ownership of the Corporation or the Bank, a change in the effective control of the Corporation or the Bank or a change in the ownership of a substantial portion of the assets of the Corporation or the Bank, in each case as provided under Section 409A of the Code and the regulations thereunder. In no event, however, shall a Change in Control of the Corporation be deemed to have occurred as a result of any acquisition of securities or assets of the Corporation, the Bank or a subsidiary of either of them, by the Corporation, the Bank, any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this Section 3.05, the term “person” shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

3.06 “Code” means the Internal Revenue Code of 1986, as amended.

3.07 “Committee” means a committee of two or more directors appointed by the Board pursuant to Article IV hereof.

3.08 “Common Stock” means shares of the common stock, $0.01 par value per share, of the Corporation.

3.09 “Director” means a member of the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

3.10 “Disability” means in the case of any Optionee that the Optionee: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Bank (or would have received such benefits for at least three months if he had been eligible to participate in such plan).

3.11 “Effective Date” means the date upon which the Board adopts this Plan.

3.12 “Employee” means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

3.13 “Employer Group” means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

3.14 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.15 “Exercise Price” means the price at which a share of Common Stock may be purchased by an Optionee pursuant to an Option.

3.16 “Fair Market Value” shall be equal to the fair market value per share of the Corporation’s Common Stock on the date an Option is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if the Common Stock is not readily tradable on an established securities market, the Fair Market Value shall be based upon a reasonable valuation method that complies with Section 409A of the Code and the regulations issued thereunder.

3.17 “Incentive Stock Option” means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

3.18 “Non-Employee Director” means a member of the Board (including advisory boards, if any) of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director of the Board of the Corporation and/or any Subsidiary Company, or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director or Advisory Director, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

3.19 “Non-Qualified Option” means any Option granted under this Plan which is not an Incentive Stock Option.

3.20 “Officer” means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

3.21 “Option” means a right granted under this Plan to purchase Common Stock.

3.22 “Optionee” means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

3.23 “Retirement” means:

(a) A termination of employment which constitutes a “retirement” at the “normal retirement age” or later under the Carroll Community Bank Employees’ 401-K Profit Sharing Plan or such other qualified pension benefit plan maintained by the Corporation or a Subsidiary Company as may be designated by the Board or the Committee, or, if no such plan is applicable, which would constitute “retirement” under the Carroll Community Bank Employees’ 401-K Profit Sharing Plan, if such individual were a participant in that plan, provided, however, that the provisions of this subsection (a) will not apply as long as an Optionee continues to serve as a Non-Employee Director, including service as an Advisory Director.

(b) With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto (including retirement from service as an Advisory Director to the Corporation or any Subsidiary Company) after reaching normal retirement age as established by the Company.

3.24 “Stock Option Agreement” means the written agreement setting forth the number of shares subject to the Option, the exercise price thereof, designating the Option as an Incentive Stock Option or a Non-Qualified Option and such other terms of the Option as the Committee shall deem appropriate.

3.25 “Subsidiary Companies” means those subsidiaries of the Corporation, including the Bank, which meet the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, at the time of granting of the Option in question.

ARTICLE IV

ADMINISTRATION OF THE PLAN

4.01 Duties of the Committee. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) address matters regarding the satisfaction of an Optionee’s tax withholding obligation pursuant to Section 12.02 hereof, (ii) to the extent permissible by applicable law and regulation, include arrangements to facilitate the Optionee’s ability to borrow funds for payment of the exercise or purchase price of an Option, if applicable, from securities brokers and dealers, and (iii) subject to any legal or regulatory restrictions or limitations, include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Option shall be final and binding in the absence of action by the Board.

4.02 Appointment and Operation of the Committee. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. In addition, each member of the Committee shall be an (i) “outside director” within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations and (ii) an “independent director” as such term is defined in Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market or any successor thereto. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

4.03 Revocation for Misconduct. The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation’s Articles of Incorporation or Bylaws or the Bank’s Articles of Incorporation and Bylaws or the constituent documents of such other Subsidiary Company on whose board he serves shall terminate as of the effective date of such removal.

4.04 Limitation on Liability. Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Options granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In addition, the Corporation shall pay ongoing expenses incurred by such member if a majority of disinterested directors concludes that such member may ultimately be entitled to indemnification, provided, however, that before making advance payment of expenses, the Corporation shall obtain an agreement that the Corporation will be repaid if such member is later determined not to be entitled to such indemnification.

4.05 Compliance with Law and Regulations. All Options granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

4.06 Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Option granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

4.07 No Deferral of Compensation Under Section 409A of the Code. All Options granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code. Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Options granted under this Plan shall be designed to satisfy the exemption for stock options set forth in the regulations issued under Section 409A of the Code. Both this Plan and the terms of all Options granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for stock options set forth in the regulations issued under Section 409A of the Code. No Optionee shall be permitted to defer the recognition of income beyond the exercise date of a Non-Qualified Option or beyond the date that the Common Stock received upon the exercise of an Incentive Stock Option is sold.

ARTICLE V

ELIGIBILITY

Options may be granted to such Employees or Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee. Options may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Non-Qualified Options.

ARTICLE VI

COMMON STOCK COVERED BY THE PLAN

6.01 Option Shares. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in Article IX, shall be 35,945. None of such shares shall be the subject of more than one Option at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Options had been previously granted with respect to such shares. During the time this Plan remains in effect, the aggregate grants of Options to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock initially available under the Plan, respectively, and Options granted to Non-Employee Directors in the aggregate may not exceed 30% of the number of shares initially available under this Plan, in each case subject to adjustment as provided in Article IX.

6.02 Source of Shares. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

ARTICLE VII

DETERMINATION OF OPTIONS, NUMBER OF SHARES, ETC.

The Board or the Committee shall, in its discretion, determine from time to time which Employees or Non-Employee Directors will be granted Options under the Plan, the number of shares of Common Stock subject to each Option, and whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his or her present and potential contributions to the growth and success of the Corporation, his or her salary or other compensation and such other factors as the Board or the Committee shall deem relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Options to be granted to him.

ARTICLE VIII

OPTIONS

Each Option granted hereunder shall be on the following terms and conditions:

8.01 Stock Option Agreement. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

8.02 Option Exercise Price.

(a) Incentive Stock Options. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b), and subject to any applicable adjustment pursuant to Article IX hereof.

(b) Non-Qualified Options. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted, subject to any applicable adjustment pursuant to Article IX hereof.

8.03 Vesting and Exercise of Options.

(a) General Rules. Incentive Stock Options and Non-Qualified Options shall become vested and exercisable at a rate no more rapid than 20% per year, commencing one year from the date of grant as shall be determined by the Committee, and the right to exercise shall be cumulative. Notwithstanding the foregoing, except as provided in Section 8.03(b) hereof, no vesting shall occur on or after an Employee’s employment and/or service as a Non-Employee Director (which, for purposes hereof, shall include service as an Advisory Director) with the Corporation or any of the Subsidiary Companies is terminated. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and deemed vested on the final date of vesting.

(b) Accelerated Vesting. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) because of his death or Disability (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by or continues to serve as a Director (including for purposes hereof service as an Advisory Director) of at least one member of the Employer Group). Furthermore, notwithstanding the general rule contained in Section 8.03(a), all Options granted under this Plan shall become vested and exercisable in full as of the effective date of a Change in Control.

8.04 Duration of Options.

(a) General Rule. Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to Employees and Non-Employee Directors shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) six (6) months after the date on which the Optionee ceases to be employed (or in the service of the Board of Directors) by the Corporation and all Subsidiary Companies, unless the Board of Directors or the Committee in its discretion decides at the time of grant to extend such period of exercise to a period not exceeding three (3) years. In the event an Incentive Stock Option is not exercised within 90 days of the effective date of termination of Optionee’s status as an Employee, the tax treatment accorded Incentive Stock Options by the Code may not be available. In addition, the accelerated vesting of Incentive Stock Options provided by Section 8.03(b) may result in all or a portion of such Incentive Stock Options no longer qualifying as Incentive Stock Options. Notwithstanding anything herein to the contrary, to the extent applicable, if the primary banking regulator for the Corporation or Bank determines that the either the Corporation or Bank fails to meet the then-current minimum capital requirements, the capital impairs the Corporation’s ability to raise additional capital, or otherwise orders that the options be exercised, the options must exercised or they will be forfeited.

(b) Exception for Termination Due to Disability, Retirement, Change in Control or Death. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted: (i) if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options, and (ii) if a Non-Employee Director terminates his service as a director (including service as an Advisory Director) with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Non-Employee Director shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options.

Subject to the provisions of Article IX hereof, unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control of the Corporation without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term of the Option from the date of grant.

If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise such Options.

In no event, however, shall any Option be exercisable beyond the earlier of (i) ten (10) years from the date it was granted, or (ii) with respect to incentive stock options subject to Section 8.09(b), the original expiration date of the Option.

8.05 Nonassignability. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee’s lifetime shall be exercisable only by such Optionee or the Optionee’s guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his immediate family or to a duly established trust for the benefit of one or more of these individuals. For purposes hereof, “immediate family” includes but is not necessarily limited to, the Participant’s spouse, children (including step children), parents, grandchildren and great grandchildren. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05. Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

8.06 Manner of Exercise. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

8.07 Payment for Shares. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, or (iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the previous exercise of an Option) equal in fair market value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing. With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof more than six months prior to the exercise date of the Option.

8.08 Voting and Dividend Rights. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation’s stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

8.09 Additional Terms Applicable to Incentive Stock Options. All Options issued under the Plan which are designated as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

(a) Amount Limitation. Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year, under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

(b) Limitation on Ten Percent Stockholders. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.03 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

(c) Notice of Disposition; Withholding; Escrow. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the

Optionee such amounts as may be necessary to satisfy any minimum withholding requirements of Federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

ARTICLE IX

ADJUSTMENTS FOR CAPITAL CHANGES

9.01 General Adjustments. The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any Option relates, the maximum number of shares that can be covered by Options to each Employee, each Non-Employee Director and Non-Employee Directors as a group and the exercise price per share of Common Stock under any Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

9.02 Adjustments for Mergers and Other Corporate Transactions. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation’s Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Option shall be converted, subject to the conditions herein stated, into the right to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Optionee would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options, provided that in each case the number of shares or other securities subject to the substituted or assumed stock option and the exercise price thereof shall be determined in a manner that satisfies the requirements of Treasury Regulation §1.424-1 and the regulations issued under Section 409A of the Code so that the substituted or assumed option is not deemed to be a modification of the outstanding Options. Notwithstanding any provision to the contrary herein, the term of any Option granted hereunder and the property which the Optionee shall receive upon the exercise or termination thereof shall be subject to and be governed by the provisions regarding the treatment of any such Options set forth in a definitive agreement with respect to any of the aforementioned transactions entered into by the Corporation to the extent any such Option remains outstanding and unexercised upon consummation of the transactions contemplated by such definitive agreement.

ARTICLE X

AMENDMENT AND TERMINATION OF THE PLAN

The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Options have not been granted, subject to regulations of the Federal Reserve Bank of Richmond, Maryland Office of the Commissioner of Financial Regulation, and the Federal Deposit Insurance and any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Option, alter or impair any Option previously granted or awarded under this Plan except as provided by Article IX hereof or except as specifically authorized herein.

Notwithstanding anything to the contrary herein, in no event shall the Board of Directors without stockholder approval amend the Plan or shall the Board of Directors or the Committee amend an Option in any manner that effectively allows the repricing of any Option previously granted under the Plan either through a reduction in the Exercise Price or through the cancellation and regrant of a new Option in exchange for the cancelled Option (except as permitted pursuant to Article IX in connection with a change in the Corporation’s capitalization).

ARTICLE XI

EMPLOYMENT RIGHTS

Neither the Plan nor the grant of any Options hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director of the Corporation or a Subsidiary Company to continue in such capacity.

ARTICLE XII

WITHHOLDING

12.01 Tax Withholding. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable minimum withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Option. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.09(c).

12.02 Methods of Tax Withholding. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee’s tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Option and/or by the Optionee’s delivery of previously owned shares of Common Stock or other property.

ARTICLE XIII

EFFECTIVE DATE OF THE PLAN; TERM

13.01 Effective Date of the Plan. This Plan shall become effective on the Effective Date, and Options may be granted hereunder no earlier than the date this Plan is approved by stockholders and no later than the termination of the Plan, provided this Plan is approved by stockholders of the Corporation pursuant to Article XIV hereof.

13.02 Term of Plan. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Options previously granted and such Options shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms or the terms hereof expire or are forfeited.

ARTICLE XIV

STOCKHOLDER APPROVAL

The Corporation shall submit this Plan to stockholders for approval at a meeting of stockholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder and (ii) Section 162(m) of the Code and regulations thereunder. In addition to any other stockholder approvals that may be deemed necessary or appropriate by the Corporation, this Plan is subject to approval by a majority of the total votes eligible to be cast by stockholders of the Company.

ARTICLE XV

MISCELLANEOUS

15.01 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, other than the conflict of laws principles thereof.

Annex B

CARROLL BANCORP, INC.

2011 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

ARTICLE I

ESTABLISHMENT OF THE PLAN AND TRUST

1.01 Carroll Bancorp, Inc. (the “Corporation”) hereby establishes the 2011 Recognition and Retention Plan (the “Plan”) and Trust (the “Trust”) upon the terms and conditions hereinafter stated in this 2011 Recognition and Retention Plan and Trust Agreement (the “Agreement”).

1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

ARTICLE II

PURPOSE OF THE PLAN

The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and the Subsidiary Companies and as an incentive to make such contributions in the future. Each Recipient of a Plan Share Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt of a Plan Share Award hereunder.

ARTICLE III

DEFINITIONS

The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

3.01 “Advisory Director” means a person appointed to serve as an advisory or emeritus director by the Board of the Corporation or a Subsidiary Company or any successors thereto.

3.02 “Bank” means Carroll Community Bank, the wholly owned subsidiary of the Corporation.

3.03 “Beneficiary” means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient’s death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient’s surviving spouse, if any, or if none, his or her estate.

3.04 “Board” means the Board of Directors of the Corporation.

3.05 “Change in Control” shall mean a change in the ownership of the Corporation or the Bank, a change in the effective control of the Corporation or the Bank or a change in the ownership of a substantial portion of the assets of the Corporation or the Bank, in each case as provided under Section 409A of the Code and the regulations thereunder. In no event, however, shall a Change in Control of the Corporation be deemed to have occurred as a result of any acquisition of securities or assets of the Corporation, the Bank or a subsidiary of either of them, by the Corporation, the Bank, any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this Section 3.05, the term “person” shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

3.06 “Code” means the Internal Revenue Code of 1986, as amended.

3.07 “Committee” means the committee appointed by the Board pursuant to Article IV hereof.

3.08 “Common Stock” means shares of the common stock, $0.01 par value per share, of the Corporation.

3.09 “Director” means a member of the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

3.10 “Disability” means in the case of any Recipient that the Recipient: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Bank (or would have received such benefits for at least three months if he had been eligible to participate in such plan).

3.11 “Effective Date” means the day upon which the Board adopts this Plan.

3.12 “Employee” means any person who is employed by the Corporation or a Subsidiary Company or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

3.13 “Employer Group” means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

3.14 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.15 “Non-Employee Director” means a member of the Board (including advisory boards, if any) of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director of the Board of the Corporation and/or any Subsidiary Company or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director or Advisory Director who is not an Officer or Employee of the Corporation or any Subsidiary Company.

3.16 “Officer” means an Employee whose position in the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

3.17 “Plan Shares” or “Shares” means shares of Common Stock which may be distributed to a Recipient pursuant to the Plan.

3.18 “Plan Share Award” or “Award” means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII hereof.

3.19 “Recipient” means an Employee or Non-Employee Director or former Employee or Non-Employee Director who receives a Plan Share Award under the Plan.

3.20 “Subsidiary Companies” means those subsidiaries of the Corporation, including the Bank, which meet the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, at the time of the granting of the Plan Share Award in question.

3.21 “Trustee” means such firm, entity or persons approved by the Board to hold legal title to the Plan and the Plan assets for the purposes set forth herein.

ARTICLE IV

ADMINISTRATION OF THE PLAN

4.01 Duties of the Committee. The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act. In addition, each member of the Committee shall be an (i) “outside director” within the meaning of Section 162(m) of the Code and the regulations thereunder at such times as is required under such regulations and (ii) an “independent director” as such term is defined in Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market or any successor thereto. The Committee shall have all of the powers allocated to it in this and other sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than once per calendar year.

4.02 Role of the Board. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors.

4.03 Revocation for Misconduct. Notwithstanding anything to the contrary herein, the Board or the Committee may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Unvested Plan Share Awards to a Non-Employee Director who is removed for cause pursuant to the Corporation’s Articles of Incorporation or Bylaws or the Bank’s Articles of Incorporation or Bylaws or the constituent documents of such other Subsidiary Company on whose board he or she serves shall terminate as of the effective date of such removal.

4.04 Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and any Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In addition, the Corporation shall pay ongoing expenses incurred by such member if a majority of disinterested directors concludes that such member may ultimately be entitled to indemnification, provided, however, that before making advance payment of expenses, the Corporation shall obtain an agreement that the Corporation will be repaid if such member is later determined not to be entitled to such indemnification.

4.05 Compliance with Laws and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or stockholders as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

4.06 Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares issued pursuant to a Plan Share Award noting that such shares may be restricted by applicable laws and regulations.

4.07 No Deferral of Compensation Under Section 409A of the Code. All awards granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code. Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Awards granted under this Plan shall be designed to satisfy the exemption for restricted stock awards set forth in the regulations issued under Section 409A of the Code. Both this Plan and the terms of all Awards granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for restricted stock awards set forth in the regulations issued under Section 409A of the Code. No Recipient shall be permitted to defer the recognition of income beyond the vesting date of an Award.

ARTICLE V

CONTRIBUTIONS

5.01 Amount and Timing of Contributions. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiary Companies to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees or Non-Employee Directors shall be permitted.

5.02 Investment of Trust Assets; Number of Plan Shares. Subject to Section 8.02 hereof, the Trustee shall invest all of the Trust’s assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 10,783 shares of Common Stock, subject to adjustment as provided in Section 9.01 hereof, which shares shall be purchased (from the Corporation and/or, if permitted by applicable regulations, from stockholders thereof) by the Trust with funds contributed by the Corporation. During the time this Plan remains in effect, Awards to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock initially available under the Plan, respectively, and Plan Share Awards to Non-Employee Directors in the aggregate shall not exceed 30% of the number of shares initially available under this Plan, in each case subject to adjustment as provided in Section 9.01 hereof.

ARTICLE VI

ELIGIBILITY; ALLOCATIONS

6.01 Awards. Plan Share Awards may be made to such Employees and Non-Employee Directors as may be selected by the Board or the Committee. In selecting those Employees to whom Plan Share Awards may be granted and the number of Shares covered by such Awards, the Board or the Committee shall consider the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his or her present and potential contributions to the growth and success of the Corporation, his or her salary or other compensation and such other factors as deemed relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards to be granted to him or her.

6.02 Form of Allocation. As promptly as practicable after an allocation pursuant to Section 6.01 that a Plan Share Award is to be issued, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient. The Board or the Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

6.03 Allocations Not Required to any Specific Employee or Non-Employee Director. No Employee or Non-Employee Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Board or the Committee.

ARTICLE VII

EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

7.01 Earning Plan Shares; Forfeitures.

(a) General Rules. Subject to the terms hereof, Plan Share Awards shall be earned by a Recipient at a rate no more rapid than twenty percent (20%) of the aggregate number of Shares covered by the Award as of each annual anniversary of the date of grant of the Award, with such vesting rate to be determined by the Committee. If the employment of an Employee or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) is terminated before the Plan Share Award has been completely earned for any reason (except as specifically provided in subsection (b) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Section 6.01 hereof as if no Award had been previously granted with respect to such Shares. No fractional shares shall be distributed pursuant to this Plan. In determining the number of Shares which are earned as of any annual anniversary date, fractional shares shall be rounded down to the nearest whole number, provided that such fractional Shares shall be aggregated and distributed on the final date of vesting.

(b) Exception for Terminations Due to Death, Disability or Change in Control. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary Company or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) terminates due to death or Disability shall be deemed earned as of the Recipient’s last day of employment with or service to the Corporation or any Subsidiary Company (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by or continues to serve as a Director (including for purposes hereof service as an Advisory Director) of at least one member of the Employer Group) and shall be distributed as soon as practicable thereafter. Furthermore, notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed earned as of the effective date of a Change in Control.

7.02 Distribution of Dividends. Any cash dividends, stock dividends or returns of capital declared in respect of each unvested Plan Share Award will be held by the Trust for the benefit of the Recipient on whose behalf such Plan Share Award is then held by the Trust, and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Plan Share Award becomes earned.

7.03 Distribution of Plan Shares.

(a) Timing of Distributions: General Rule. Subject to the provisions of Section 7.05 hereof, Plan Shares shall be distributed to the Recipient or his or her Beneficiary, as the case may be, as soon as practicable after they have been earned.

(b) Form of Distributions. All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends shall be made in cash.

(c) Withholding. The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation or any Subsidiary Company which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

(d) Restrictions on Selling of Plan Shares. Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Upon distribution, the Board or the Committee may require the Recipient or his or her Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

7.04 Voting of Plan Shares. All shares of Common Stock held by the Trust shall be voted by the Trustee in its discretion. Recipients of Plan Share Awards shall have no voting rights until the Common Stock is earned and distributed pursuant to the terms of the Plan Share Award.

7.05 Nontransferable. Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to Section 6.02. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary Company be subject to any claim for benefits hereunder.

ARTICLE VIII

TRUST

8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of this Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to this Plan.

8.02 Management of Trust. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is appropriate to meet the obligations of the Trust. In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

(a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

(b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

(c) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

(d) To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

(e) To employ brokers, agents, custodians, consultants and accountants.

(f) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

(g) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

8.04 Expenses. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

8.05 Indemnification. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee’s powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

ARTICLE IX

MISCELLANEOUS

9.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards, the number of Shares to which any unvested Plan Share Award relates and the maximum number of Plan Shares which may be granted to any Employee, to any Non-Employee Director or to all Non-Employee Directors as a group shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, the payment of a stock dividend or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation or of another corporation, the shares of the Corporation’s Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Recipient of a Plan Share Award shall be entitled, subject to the conditions herein stated, to receive such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Recipients would have been entitled to receive except for such action.

9.02 Amendment and Termination of Plan. The Board may, by resolution, at any time amend or terminate the Plan, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the Recipient, alter or impair his or her Plan Share Award except as specifically authorized herein. Termination of this Plan shall not affect Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they (a) have been fully earned, (b) are surrendered, or (c) expire or are forfeited in accordance with their terms.

9.03 Employment or Service Rights. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

9.04 Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and 7.04 above, prior to the time said Plan Shares are actually earned and distributed to him.

9.05 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, other than the conflict of laws principles thereof.

9.06 Effective Date. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder no earlier than the date this Plan is approved by the stockholders of the Corporation and prior to the termination of the Plan. The implementation of this Plan is subject to the approval of the Plan by a majority of the total votes eligible to be cast by the Corporation’s stockholders.

9.07 Term of Plan. This Plan shall remain in effect until the earlier of (i) ten (10) years from the Effective Date, (ii) termination by the Board, or (iii) the distribution to Recipients and Beneficiaries of all the assets of the Trust.

9.08 Tax Status of Trust. It is intended that the Trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.

z	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY CARROLL BANCORP, INC.	{
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THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CARROLL BANCORP, INC. FOR USE ONLY AT THE 2012 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 16, 2012 AND AT ANY ADJOURNMENT THEREOF.

The undersigned, being a stockholder of Carroll Bancorp, Inc. (the “Company”), hereby appoints Charles E. Wehland and R. Wayne Barnes, with full powers of substitution, to act as attorneys and proxies for the undersigned to represent and vote, as designated below, all the shares of common stock of the Company held of record by the undersigned on February 21, 2012 at the 2012 Annual Meeting of Stockholders to be held at Salerno’s Restaurant & Catering, 1043 Liberty Road, Eldersburg, Maryland, 21784, on April 16, 2012, at 4:00 p.m., Eastern time, or any adjournment thereof.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above	Co-holder (if any) sign above

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

		For	With- hold	For All Except
1.	ELECTION OF DIRECTORS Nominees for a three year term:	☐	☐	☐
Brian L. Haight Russell J. Grimes Mark S. Zinnamosca (1) Nominee for a two year term: Robin L. Weisee (1)
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

(1)	contingent upon the expiration of the required 30-day regulatory notice period without objection.

2.	PROPOSAL to ratify the appointment of Stegman & Company as the Company’s independent registered public accounting firm for the year ending December 31, 2012.	For ☐	Against ☐	Abstain ☐
		For	Against	Abstain
3.	PROPOSAL to approve the Carroll Bancorp, Inc. 2011 Stock Option Plan.	☐	☐	☐
		For	Against	Abstain
4.	PROPOSAL to approve the Carroll Bancorp, Inc. 2011 Recognition and Retention Plan and Trust Agreement.	☐	☐	☐
		For	Against	Abstain
5.	PROPOSAL to adjourn the Annual Meeting to a later time or date, if necessary to permit further solicitation of additional proxies in the event there are not sufficient votes at the time of the meeting to approve the matters to be considered by stockholders at the meeting.	☐	☐	☐

The Board of Directors recommends that you vote (i) FOR the nominees for director, (ii) FOR the ratification of Stegman & Company as the Company’s independent registered public accounting firm for the year ending December 31, 2012 (iii) FOR the approval of the 2011 Stock Option Plan, (iv) FOR the approval of the 2011 Recognition and Retention Plan and Trust Agreement and (v) FOR the approval of the proposal to adjorn the meeting to solicit additional proxies, if necessary.

x	y

¿   Detach above card, sign, date and mail in postage paid envelope provided.  ¿

CARROLL BANCORP, INC.

SYKESVILLE, MARYLAND

PLEASE MARK, SIGN, DATE AND RETURN

THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of Proposals 1, 2, 3, 4 and 5. If any other business is presented at the Annual Meeting, including whether or not to adjourn the Meeting for reasons other than pursuant to Proposal 5, this proxy will be voted by the proxies on such matters as determined by a majority of the Board of Directors. At the present time, the Board Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the persons named therein to vote with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve, on matters incident to the conduct of the Meeting.

The above signed hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of Carroll Bancorp, Inc., to be held on April 16, 2012, or any adjournment thereof, a Proxy Statement for the Annual Meeting, and the Annual Report to Stockholders prior to the signing of this proxy.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 16, 2012. The proxy statement and the Annual Report on Form 10-K for the year ended December 31, 2011 are available on the internet at http://www.cfpproxy.com/7072

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

PROXY MATERIALS ARE AVAILABLE ON-LINE AT:
http://www.cfpproxy.com/7072
7072